                                                                     [LOGO] SAGE

Dear Contract Owner:


Sage is pleased to provide you with an Annual Report for each of the Sage Life Investment Trust variable portfolios that you owned as of December 31, 2001. The Annual Report includes information regarding financial highlights, an investment overview, a listing of portfolio holdings as of year-end and our outlook for each fund. We believe that it will provide you with an excellent way to obtain detailed information regarding your current investment choices.

The report presents this information on the four funds available through the
Trust:
  .  S&P 500 Equity Index Fund
  .  NASDAQ-100 Index Fund
  .  All-Cap Growth Fund
  .  Money Market Fund

Sage remains committed to creating effective fund management partnerships that allow us to provide innovative and responsible investment strategies for our clients.

Thank you for investing in Sage Life's variable products. We truly appreciate your business.

Sincerely,

/s/ Robin I. Marsden

Robin I. Marsden
President and Chief Executive Officer

                               TABLE OF CONTENTS

MARKET REVIEW
        S&P 500 Index.................................................   3
        Money Market Fund.............................................   6
        Nasdaq-100 Index..............................................   7
        All-Cap Growth Fund...........................................   9

SCHEDULE OF INVESTMENTS
        S&P 500 Equity Index Fund.....................................   11
        Money Market Fund.............................................   16
        Nasdaq-100 Index Fund.........................................   17
        All-Cap Growth Fund...........................................   19

STATEMENTS OF ASSETS AND LIABILITIES..................................   20

STATEMENT OF OPERATIONS...............................................   21

STATEMENTS OF CHANGES IN NET ASSETS...................................   22

FINANCIAL HIGHLIGHTS..................................................   24

NOTES TO FINANCIAL STATEMENTS.........................................   27

REPORT OF INDEPENDENT AUDITORS........................................   32

FUND MANAGEMENT (UNAUDITED)...........................................   33

TAX INFORMATION (UNAUDITED)...........................................   34

                    S&P 500 EQUITY INDEX FUND MARKET REVIEW

Many people are happy to put the Year 2001 to bed and are looking forward to the Year 2002. Despite very strong performance in the equity markets in the fourth quarter, most equity indexes posted losses for the second year in a row. The Dow Jones Industrial Average (the "Dow") lost 5%; the S&P 500(R) lost 12%; the Nasdaq(R) Composite fell over 20%; and the Wilshire 5000 lost over 10%. Two consecutive years of down equity markets has not been seen since the 1970s. The only major U.S. equity index with a positive return for 2001 was the small cap Russell 2000, gaining 2.5%. On an optimistic note, three consecutive down years in the U.S. equity markets is a rare occurrence, last witnessed 60 years ago during the period between 1939 - 1941.

On the back of the horrific events of September 11/th/ and the punishment the markets took in the third quarter, the fourth quarter of 2001 realized positive double-digit equity returns. Perceived progress was seen in the War on Terrorism, and economic indicators pointed to a recovery in 2002. Recessions have historically lasted on average 16 months, putting an upturn in July 2002. As the equity markets are forward looking, these expectations began to get priced into the market in the fourth quarter. The Dow was up over 13%, while the S&P 500(R) climbed 11% and the Nasdaq(R) Composite soared over 30%. The Russell 2000 gained over 20% while the broad market Wilshire 5000 gained over 12%.

The Federal Open Market Committee cut rates three times during the fourth quarter, bringing to 11 the number of interest rate cuts in 2001. The Federal Funds rate at December 31, 2001 stood at 1.75%, down 475 basis points from 6.50% at the end of 2000. On top of low interest rates, we are starting the
first full year in which Bush's tax cuts take effect.   The resulting increased
liquidity has generally boded well for the equity markets, but consumers are still laden with heavy debt burdens and company profits are still being hurt as they cut prices and introduce incentives to spur consumer demand. Many Wall Street strategists are predicting equity returns in the mid to high single digits for the coming year, but there still remain risks to the downside as valuations are still relatively high by historical standards.

S&P 500  Equity Index Fund Market Review

  . The S&P 500(R) gained 10.69% in the fourth quarter, but was still down
     11.89% for the year despite the spectacular performance in the last three months. For the year, the S&P 500 Equity Index Fund fell 12.22%, under performing the S&P 500(R) by 0.33%. Over the last two years the index has lost 19.55%, the worst two year performance since 1973-1974.

  . The S&P 500(R), representing approximately 80% of the U.S. equity market, slightly under performed the broad market Wilshire 5000 for the year, as well as for the fourth quarter. In the fourth quarter the Wilshire 5000 gained 12.37% but was still down 10.97% for the year. The out performance of the Wilshire 5000 was primarily due to the small cap exposure in the index, represented by the Wilshire 4500, which returned 19.5% and -9.33% in the fourth quarter and 2001 respectively. The Wilshire 4500 is constructed by removing the S&P 500 names from the Wilshire 5000.

  . Small and midcap stocks out performed the large caps by a wide margin in both the fourth quarter and the year 2001. The S&P MidCap 400 out performed the S&P 500(R) by 7.3% in the fourth quarter, and by 11.2% in 2001, returning 17.99% and -0.61% respectively. The S&P SmallCap 600 did even better, out performing the S&P 500(R) by 10% in the fourth quarter and 18.42% in 2001, returning 20.69% and 6.54% respectively.

  . Growth stocks were the star performers in the fourth quarter, recouping some of the huge losses experienced earlier in the year. The S&P 500/BARRA Growth Index out performed the S&P 500/BARRA Value Index by 5.06%(13.02% vs. 7.96%). For the year, value out performed growth as in 2000 but by a smaller margin. In 2001 the S&P 500/BARRA Growth Index was down 12.73% while the S&P 500/BARRA Value Index lost 11.71%. In the mid cap arena, growth out performed value by a wide margin in the fourth quarter but still under performed significantly for the year. In 2001 the S&P MidCap 400/BARRA Growth Index lost 7.97% while the S&P MidCap 400/BARRA Value Index gained 7.14%. In the small caps, both growth and value were up over 20% for the quarter, but for the year value again out performed by a wide margin. The S&P SmallCap 600/BARRA Growth Index was down 1.18% while the S&P SmallCap 600/BARRA Value Index was up a healthy 13.10%.

  . After being the worst performing sectors in the third quarter, information technology and consumer discretionary were the best performing sectors in the S&P 500(R) in the fourth quarter. Information technology gained nearly 35% and added 5.2% to the S&P 500's return. Consumer discretionary was up over 19% and added 2.32% to the index's quarterly return. Telecommunication services and utilities were the only sectors (out of 10) that posted negative returns for the quarter. Telecommunication services lost nearly 10% while utilities were down over 3%. Combined, however, they had less than 1% of negative return impact to the index.

  . For the year, information technology, despite the fourth quarter's performance, and utilities were the worst performing sectors, losing 26% and 30% respectively. Information technology's performance contributed - 5.09% to the index's return, nearly half the index's total loss for the year. Utilities, despite being one of the smallest sectors, knocked 1.30% off the index's return. Consumer discretionary and materials were the only sectors to post positive returns for the year, up 3.7% and 3.2% respectively. Combined they added less than 30 basis points of positive return however, not enough to offset losses seen elsewhere.

  . The top three positive contributors to the S&P 500's(R) return in the fourth quarter were all technology companies - Microsoft, Intel, and IBM. The biggest negative contributors for the quarter were SBC Communications, Enron, and Verizon. Two of the top three positive contributors for the year were technology companies, despite the sector being the worst performing. The top three were Microsoft, IBM, and Bank of America. The biggest negative contributors for the year, as expected, were technology companies - Cisco, EMC, and Oracle.

  . The S&P 500(R) had 8 index changes in the fourth quarter of 2001, bringing the total to 30 for the year, a near 50% decrease from the 57 index changes in 2000. In the fourth quarter of 2000 alone there were 25 index changes.

  . The Sage S&P 500 Equity Index Fund managed to come in strong for the fourth quarter of 2001 with a positive return of 10.48% right in line with the Index at 10.69%. We continue to pull ahead in a bear market with positive returns for the last three months.

  .  Tracking was within expectations for the quarter and the year.

                          Sage Life Investment Trust
               Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage S&P 500 Equity Index Fund with the performance of the S&P 500(R) Composite Stock Price Index. The graph assumes that distributions are reinvested.

                             S&P 500 Equity Index Fund
                             Total Return Performance

                                    [GRAPH]

             S&P 500 Equity Index Fund   S&P 500(R) Composite Stock Price Index
Feb-19-19            10,000.00                         10,000.00
   Mar-99            10,350.00                         10,380.73
   Jun-99            11,070.00                         11,077.48
   Sep-99            10,340.00                         10,351.20
   Dec-99            11,872,00                         11,856.54
   Mar-00            12,195.00                         12,093.22
   Jun-00            11,801.00                         11,738.31
   Sep-00            11,690.00                         11,529.33
   Dec-00            10,826.00                         10,890.82
   Mar-01             9,532.00                          9,363.62
   Jun-01            10,068.00                         10,165.00
   Sep-01             8,601.00                          8,400.00
   Dec-01             9,502.00                          9,603.00

Average Annual Total Return for the Periods ended December 31, 2001

----------------------------------------------------------------------------------------
                                       Year Ended December 31, 2001    Since inception*
S&P 500 Equity Index Fund                        -12.22%                  -1.77%
S&P 500(R) Composite Stock Price Index           -11.89%                  -1.40%
----------------------------------------------------------------------------------------

* Inception date February 19, 1999

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

"Standard & Poor's (R)," "S&P(R)," "Standard and Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

                        MONEY MARKET FUND MARKET REVIEW

The National Bureau of Economic Research announced that the U.S. economy entered a recession in March. A strong rally in stocks and a sharp back up in interest rates suggest that investors are already anticipating the beginning of a recovery. The government is providing enough stimulus to make a recovery likely in early 2002, but we still think growth will be below trend through much of this year.

With more data in, the Commerce Department now estimates that the economy contracted at a rate of -1.3% in the third quarter of last year, compared to the initial estimate of -0.4%. Estimates of government spending and net exports were revised downward; the estimate of inventory liquidation was adjusted up. The more rapid decline in inventories hastens the time when businesses will need to restock. Inventory clearing continued in the fourth quarter, as illustrated by the auto sector. Offers of 0% financing boosted vehicle sales to record levels in October and November. The sales pace far-outstripped production levels.

High levels of vehicle sales in the fourth quarter likely took sales from 2002. Underlying economic fundamentals are not consistent with the high level of vehicle sales. Layoffs remain at high levels; unemployment rose to 5.7% in November; prospects for year-end bonuses are reduced, and consumer confidence is depressed. Many retailers used sales incentives to manage the impact of weaker consumer demand, and businesses likely cannot sustain the recent level of price promotions. The Commerce Department reported that corporate profits fell 8% in the third quarter and were down 22% from a year earlier. Aggressive price promotions cut inventories, but they almost surely resulted in a further sharp decline in fourth quarter profit. Sales, temporarily boosted by costly price promotions, may sink when promotions are scaled back, especially sales of big-ticket items.

Some forecasters are now calling for a sharp rebound in economic growth in 2002. (Merrill Lynch is forecasting 5% economic growth for the second half of 2002.) Optimists note that the Federal Reserve has pushed short-term interest rates below 2%, while Congress and the Administration passed a major tax cut and special spending measures (although efforts on a further stimulus package stalled). These measures should support a recovery in 2002 when the corrections in inventories and investment spending have run their course. However, spending for housing never weakened in this recession; so housing is unlikely to provide its usual demand kick in the recovery. We also think that growth in consumer spending will be restrained next year. Throughout the 1990s, spending growth exceeded income growth. We see that trend reversing, as consumers respond to rising unemployment and weaker financial markets. Businesses are already burdened by excess capacity and are unlikely to sharply increase investment spending if growth in consumer spending is weak.

--------------------------------------------------------------------------------
                         Yields on Benchmark Treasuries
--------------------------------------------------------------------------------
Maturity       12/31/00       3/31/01       6/30/01       9/30/01      12/31/01
--------------------------------------------------------------------------------
  1-Year       5.36%          4.11%         3.63%         2.47%         2.15%
  5-Year       4.97           4.56          4.95          3.80          4.30
10-Year        5.11           4.92          5.41          4.59          5.05
30-Year        5.46           5.44          5.76          5.42          5.47
--------------------------------------------------------------------------------

Over the next 2-3 years, the U.S. will feel the disinflationary effect of slower global economic growth. U.S. exports and imports have been falling over the past year, primarily due to slower economic growth here and abroad. For the U.S., the primary impact is to shrink the trade deficit and support the dollar. Many countries, however, are reliant on exports (especially exports to the U.S.) to offset weak domestic demand; accordingly, the slowdown in trade is adding to a global economic slowdown. In recent years, excess productive capacity and disinflation have characterized the world economy; the current slowdown in global economic growth will exacerbate these conditions. U.S. CPI inflation began 2001 at over 3.5% and is now below 2.0%; inflation is likely to remain subdued through 2003.

The Federal Reserve may cut rates again early in 2002 but we would expect some reversal of policy by late 2002. Our current year-end 2002 forecast range for the federal funds rate is 2.50-3.50%. Yields on 10-year Treasuries ended 2001 largely unchanged from the start of the year. We think downward pressure on bond yields is likely in 2002, but we are raising upward our year-end 2002 forecast range to 4.50-5.00%. This revision acknowledges the fact that 10-year Treasury yields ended 2001 at the upper end of our year end 2001 forecast range of 4.50-5.00%.

Net assets for the Sage Money Market Fund at 12/31/01 totaled $7.61 million, $4.72 million higher than the net assets reported at 12/31/00 of $2.89 million. The composition of the fund continues to remain well diversified with the majority of the fund concentrated in commercial paper. At 12/31/01 the weighted average maturity of the portfolio decreased slightly to 12 days from the 9/30/01 average of 13 days. This quarter, performance was penalized for being short in a declining rate environment. The fund under-performed the IBC money market index for each of the three months during the quarter.

                             30 Day Relative Yield
                                Mar 99 - Dec 01

30 Day Yield Companison
Month        Sage          IBC
-----        ----          ---

Mar-99       4.28          4.23         Sage = Sage MM Fund
Apr-99       4.28          4.21         IBC  = IBC First Tier Retail Index
May-99       4.25          4.19
Jun-99       4.28          4.23
Jul-99       4.45          4.36         *February 19, 1999 inception date for
Aug-99       4.59          4.47         Sage Money Market Fur
Sep-99       4.76          4.62
Oct-99       4.86          4.73
Nov-99       4.93          4.88
Dec-99       5.34          5.08
Jan-00       5.41          5.12
Feb-00       5.25          5.16
Mar-00       5.34          5.24
Apr-00       5.48          5.37
May-00       5.66          5.54
Jun-00       5.98          5.81
Jul-00       6.09          5.90
Aug-00       5.99          5.92
Sep-00       6.00          5.90
Oct-00       5.97          5.90
Nov-00       5.99          5.90
Dec-00       6.02          5.90
Jan-01       5.73          5.67
Feb-01       5.05          5.13
Mar-01       4.60          4.80
Apr-01       4.35          4.38
May-01       3.67          3.91
Jun-01       3.33          3.54
Jul-01       3.27          3.26
Aug-01       3.12          3.05
Sep-01       2.82          2.77
Oct-01       1.94          2.24
Nov-01       1.53          1.82
Dec-01       1.27          1.54

                           NASDAQ 100 MARKET REVIEW

Many people are happy to put the Year 2001 to bed and are looking forward to the Year 2002. Despite a very strong performance in the equity markets in the fourth quarter, most equity indexes posted losses for the second year in a row. The Dow declined 5% on the year; the S&P 500(R) lost 12%; the Nasdaq Composite(R) fell over 20%; and the Wilshire 5000 lost over 10%. This marked the first time the major equity indices suffered back-to-back negative annual returns since the early 1970s. The only major U.S. equity index with a positive return for 2001 was the small cap Russell 2000 Index, which gained 2.5%. On an optimistic note, three consecutive down years in the US equity markets is a rare occurrence, last witnessed 60 years ago during the period between 1939 - 1941.

On the back of the horrific events of September 11/th/ and the punishment the markets took in the third quarter, the fourth quarter of 2001 realized positive double-digit equity returns. Perceived progress was seen in the War on Terrorism and economic indicators pointed to a recovery in 2002. Recessions have historically lasted 16 months on average, putting an expected upturn around July 2002. As the equity markets are forward looking, these expectations began to get priced into the market in the fourth quarter. The Dow Jones Industrial Average was up over 13%, while the S&P 500(R) climbed 11% and the Nasdaq Composite(R) soared over 30%. The Russell 2000 gained over 20%, while the broad market Wilshire 5000 gained over 12%.

The FOMC cut rates three times during the fourth quarter, bringing to 11 the total number of interest rate cuts in 2001. The Federal Funds rate now stands at 1.75%, down 475 basis points from the 6.50% level at the end of 2000. On top of low interest rates, we are starting the first full year in which the Bush administration's tax cuts take effect. This increased liquidity has generally boded well for the equity markets, however, consumers are still laden with heavy debt burdens and company profits are still suffering as they forced to cut prices and introduce incentives to spur consumer demand. Many Wall Street strategists are predicting equity returns in the mid-to-high single digits for the coming year, but there still remains risk to the downside as valuations are still relatively high by historical standards.

NASDAQ 100  Market Review

The Sage Nasdaq-100 Index Fund (the "Fund") seeks to replicate the total return of the Nasdaq 100(R) Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark index, before expenses, by investing in a portfolio of stocks to replicate the Index.

The Fund gained 34.66% for the fourth quarter of 2001. In comparison, the Index gained 35.00% for the same period. Despite these positive fourth quarter gains, the Fund was down 32.87% for the year while the Index lost 32.62% for the same period.

The Information Technology sector, which represented over 65% of the Index, contributed more then 26% of the Index's positive return during the fourth quarter. However, this sector was also most responsible for the negative returns sustained during the entire year. The Industrial sector was the only sector of the six to have a positive impact on the Index's return during the year. However, as this sector accounted for just under 5% of the Index's weight, it's total contribution for the year was less then one percent.

For the quarter, the largest positive performers in the Nasdaq 100(R) Index included Network Appliance Inc. 221.62%, NVIDIA Corp 143.54%, and Veritas Software Corp 143.11%. For the same period, the largest movers to the downside in the Index were ImClone Systems Inc. (17.84%), Express Scripts (15.47%), and VeriSign, Inc. (9.21%).

Year-to-date tracking error in the Fund (0.25%) can be mostly attributed to fees and transaction costs associated with the frequent cash flows and relatively small size of the Fund.

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage Nasdaq-100 Index Fund with the performance of the Nasdaq-100(R) Stock Index. The graph assumes that distributions are reinvested.

                             Nasdaq-100 Index Fund
                            Total Return Performance


       Nasdaq-100 Fund                  Nasdaq-100(R) Stock Index
-----------------------------           -------------------------
Sep-18-00           10,000.00                           10,000.00
   Sep-00            9,850.00                            9,958.00
   Dec-00            6,650.00                            6,530.00
   Mar-01            4,410.00                            4,387.79
   Jun-01            5,100.00                            5,104.39
   Sep-01            3,257.00                            3,258.58
   Dec-01            4,388.00                            4,398.39

Average Annual Total Return for the Periods ended December 31, 2001

--------------------------------------------------------------------------------
                            Year Ended December 31, 2001      Since inception *
Nasdaq-100 Index Fund                  -32.87%                      -47.31%
Nasdaq-100(R) Stock Index              -32.62%                      -47.23%
--------------------------------------------------------------------------------

*  Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

The Nasdaq-100 (R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by Sage Advisors, Inc. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

                       ALL-CAP GROWTH FUND MARKET REVIEW

While we are never happy to report negative results, for the year 2001, the Sage All-Cap Growth Fund declined 16.30%, which handily outperformed its benchmark, the Russell 3000 Growth Index, which declined 19.64%.

MARKET OVERVIEW

The year 2001 was marked by global recession, the California energy crisis, sharp declines on Wall Street, and most significantly, tragedy. The attacks of September 11 had far-reaching implications for the nation's citizens and its economy. Nonetheless, several other factors combined to define the past year's market turbulence. Businesses were adjusting to a new reality of slower demand after unsustainable capital spending in 1999 and early 2000. Resulting inventory excesses contributed to corporate woes as businesses cut their budgets and layoffs reached 1.8 million through November. U.S. corporations reported weak revenues, earnings, and cash flow throughout the year. During this volatility major sector changes were not in order, as we maintained investments in companies with strong balance sheets and adept management teams capable of weathering the economic slowdown.

SECTORS THAT CONTRIBUTED AND DETRACTED FROM ANNUAL PERFORMANCE

Overall, fairly healthy retail sales continued to boost our consumer holdings, as the sector's performance was a slight positive for the year. Cendant, Costco, Home Depot, and Wal-Mart were each strong performers in 2001. We continue to closely monitor these positions, however, as most retailers are driving traffic and sales through promotional efforts thereby recording sales at lower margins. In the financial services sector, positive performances from Citigroup, Fiserv, and SunGard Data Systems were not enough to offset losses in American Express, Goldman Sachs, and Providian Financial. We continue to overweight this group as we are seeing reasonable valuations and improving fundamentals in the wake of the 11 interest rate cuts orchestrated by the Federal Reserve during 2001. Technology was a detractor from overall Fund performance for the year as gains in Dell, Microsoft, and National Semiconductor were not enough to offset larger declines in Cisco, EMC, and Sun Microsystems. We have been seeing encouraging recent signals that we may have reached a bottom in several technology industries such as semiconductors and PCs, which is a good sign heading into 2002. The health care sector temporarily fell out of favor late in the year. A number of disappointing earnings pre-announcements, patent expiration concerns, and an increase in investors appetite for risk led investors to shift assets out of health care and into other faster growing sectors such as technology. Merck, Pfizer, and Pharmacia each ended the year on the downside, while Forest Laboratories was up nicely.

OUTLOOK FOR 2002

Moving forward, we see several encouraging developments that bode well for a sustained economic recovery. To wit, the Fed lowered the Federal Funds rate 11 times and 4.75% in 2001. Falling marginal tax rates, energy prices, and inventory levels, increased government spending and several trillion dollars in cash on the sidelines are all powerful forces injecting liquidity into the economy. We believe we are most likely to see a return in the U.S. equity markets to slow, steady, and sustained growth in the eight to 12 percent range over the next couple of years. With its emphasis on companies with strong business models in the fastest growing segments of the U.S. economy, we believe the Fund is well positioned regardless of the shape and strength of the eventual recovery.

                           Sage Life Investment Trust
                Illustration of an Assumed Investment of $10,000

The graph below compares the growth in value of a $10,000 investment in the Sage All-Cap Growth Fund with the performance of the Russell 3000 Growth Index. The graph assumes that distributions are reinvested.

                              All-Cap Growth Fund
                           Total Return Performance


    All-Cap Growth Fund           Russell 3000 Growth Index
--------------------------        -------------------------
Sep-18-00        10,000.00                        10,000.00
   Sep-00        10,130.00                         9,869.30
   Dec-00         7,860.00                         7,766.25
   Mar-01         6,600.00                         6,168.58
   Jun-01         7,320.00                         6,725.80
   Sep-01         5,410.00                         5,369.00
   Dec-01         6,579.00                         6,206.00


Average Annual Total Return for the Periods ended December 31, 2001

--------------------------------------------------------------------------------
                            Year Ended December 31, 2001     Since inception *
All-Cap Growth Fund                    -16.30%                     -27.81%
Russell 3000 Growth Index              -19.64%                     -30.61%
--------------------------------------------------------------------------------
*  Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund
December 31, 2001
Schedule of Investments

                                                                      Market
Shares                                                                Value
------                                                                -----
        COMMON STOCK - 99.7%
         Advertising - 0.3%
   284   Interpublic Group of Co., Inc..........................     $  8,389
   139   Omnicom Group, Inc.....................................       12,420
    89   TMP Worldwide, Inc.*...................................        3,818
                                                                     --------
                                                                       24,627
                                                                     --------
         Aerospace - 0.6%
   150   General Dynamics Corp..................................       11,946
    73   Goodrich Corp..........................................        1,943
   342   Lockheed Martin Corp...................................       15,961
    84   Northrop Grumman Corp..................................        8,468
   288   Raytheon Co............................................        9,351
   135   Rockwell Collins.......................................        2,633
                                                                     --------
                                                                       50,302
                                                                     --------
         Airlines - 0.1%
   113   AMR Corp.*.............................................        2,505
    88   Delta Air Lines, Inc...................................        2,575
    57   US Airways Group, Inc.*................................          361
                                                                     --------
                                                                        5,441
                                                                     --------
         Automobiles - 0.8%
 1,399   Ford Motor Co..........................................       21,992
   422   General Motors Corp....................................       20,509
   225   Harley-Davidson, Inc...................................       12,220
    46   Navistar International Corp.*..........................        1,817
    56   Paccar, Inc............................................        3,675
                                                                     --------
                                                                       60,213
                                                                     --------
         Auto Parts - 0.1%
   100   Dana Corp..............................................        1,388
   139   Genuine Parts Co.......................................        5,101
    97   TRW, Inc...............................................        3,593
   101   Visteon Corp...........................................        1,519
                                                                     --------
                                                                       11,601
                                                                     --------
         Banks - 6.0%
 1,206   Bank of America Corp...................................       75,918
   568   Bank of New York Co., Inc..............................       23,174
   903   Bank One Corp..........................................       35,262
 3,961   Citigroup, Inc.........................................      199,951
   797   Fleet Boston Financial Corp............................       29,091
   187   Huntington Bancshares, Inc.............................        3,215
   354   Mellon Financial Corp..................................       13,317
   474   National City Corp.....................................       13,860
   162   St. Paul Co., Inc......................................        7,123
   242   State Street Corp......................................       12,645
   217   Suntrust Banks, Inc....................................       13,606
 1,512   U.S. Bancorp...........................................       31,646
   677   Washington Mutual, Inc.................................       22,138
    68   Zions Bancorporation...................................        3,575
                                                                     --------
                                                                      484,521
                                                                     --------
         Beverages - 2.5%
   681   Anheuser-Busch Co., Inc................................       30,788
    51   Brown-Forman Corp......................................        3,193
 1,904   Coca-Cola Co...........................................       89,774
   352   Coca-Cola Enterprises, Inc.............................        6,667
    21   Coors (Adolph) Co......................................        1,121
   221   Pepsi Bottling Group, Inc..............................        5,193
 1,341   Pepsico, Inc...........................................       65,293
                                                                      202,029
                                                                     --------
         Broadcasting - 1.5%
   454   Clear Channel Communications, Inc.*....................       23,113
   728   Comcast Corp.*.........................................       26,208
    28   Meredith Corp..........................................          998
   159   Univision Communications, Inc.*........................        6,433
 1,360   Viacom, Inc.*..........................................       60,044
                                                                     --------
                                                                      116,796
                                                                     --------
         Building Materials - 0.3%
    43   Centex Corp............................................     $  2,455
    44   KB HOME................................................        1,764
    79   Louisiana-Pacific Corp.................................          667
   360   Masco Corp.............................................        8,820
    49   Pulte Homes, Inc.......................................        2,189
   127   Sherwin-Williams Co....................................        3,492
    34   Snap-On, Inc...........................................        1,144
    58   Stanley Works..........................................        2,701
    74   Vulcan Materials Co....................................        3,548
                                                                     --------
                                                                       26,780
                                                                     --------
         Business Services - 0.5%
   762   Cendant Corp.*.........................................       14,943
   122   Cintas Corp............................................        5,856
   123   Convergys Corp.*.......................................        4,611
   142   Fiserv, Inc.*..........................................        6,010
    87   Perkinelmer, Inc.......................................        3,047
   122   Robert Half International, Inc.*.......................        3,257
   110   Sapient Corp.*.........................................          849
                                                                     --------
                                                                       38,573
                                                                     --------
         Chemicals & Allied Products - 4.4%
   179   Air Products & Chemicals, Inc..........................        8,397
 1,012   American Home Products Corp............................       62,096
    48   Ashland, Inc...........................................        2,212
 1,482   Bristol-Myers Squibb Co................................       75,582
   685   Dow Chemical Co........................................       23,139
   789   du Pont, (E.I.) de Nemours & Co........................       33,540
    66   Eastman Chemical Co....................................        2,575
    86   Engelhard Corp.........................................        2,381
    30   Great Lakes Chemical Corp..............................          729
   304   Halliburton Co.........................................        3,983
    64   Hercules, Inc.*........................................          640
   997   Pharmacia Corp.........................................       42,522
 1,660   Philip Morris Co., Inc.................................       76,111
   128   PPG Industries, Inc....................................        6,620
   172   Rohm & Haas Co.........................................        5,956
    54   Sigma Aldrich Corp.....................................        2,128
   117   UST, Inc...............................................        4,095
                                                                     --------
                                                                      352,706
                                                                     --------
         Clothing Chains - 0.1%
    96   Jones Apparel Group, Inc.*.............................        3,184
    38   Liz Claiborne, Inc.....................................        1,891
    88   V.F. Corp..............................................        3,433
                                                                     --------
                                                                        8,508
                                                                     --------
         Commercial Services - 1.7%
 3,411   AOL Time Warner, Inc.*.................................      109,493
    50   Deluxe Corp............................................        2,079
    94   Ecolab, Inc............................................        3,784
    53   Fluor Corp.............................................        1,982
    71   International Game Technology.*........................          849
    55   McDermott International, Inc.*.........................          675
   279   Paychex, Inc...........................................        9,723
    94   Quintiles Transnational Corp.*.........................        1,509
   100   Waters Corp.*..........................................        3,875
                                                                     --------
                                                                      137,969
                                                                     --------
         Communication Information - 2.8%
   233   Alltel Corp............................................       14,383
   209   Applied Micro Circuits Corp.*..........................        2,366
 2,715   AT&T Corp..............................................       49,250
 1,440   BellSouth Corp.........................................       54,936
   203   Broadcom Corp.*........................................        8,297
   238   Linear Technology Corp.................................        9,291
   244   Maxim Integrated Products, Inc.*.......................       12,812

                       See notes to financial statements

                                                                       Market
Shares                                                                 Value
------                                                                 -----
   579  Qualcomm, Inc.*............................................   $ 29,240
 1,290  Qwest Communication International, Inc.....................     18,228
   341  Siebel Systems, Inc.*......................................      9,541
   314  Veritas Software Corp.*....................................     14,077
                                                                      --------
                                                                       222,421
                                                                      --------
        Computer Industry - 6.7%
   181  Adobe Systems, Inc.........................................      5,620
   475  Automatic Data Processing, Inc.............................     27,978
   173  BMC Software, Inc.*........................................      2,832
   129  Computer Sciences Corp.*...................................      6,319
 2,002  Dell Computer Corp.*.......................................     54,414
 1,682  EMC Corp.*.................................................     22,606
   360  Electronic Data Systems Corp...............................     24,678
   235  Gateway, Inc.*.............................................      1,889
   165  Intuit, Inc.*..............................................      7,059
   104  Lexmark International, Inc.*...............................      6,136
 4,145  Microsoft Corp.*...........................................    274,606
 4,265  Oracle Corp.*..............................................     58,900
    92  Sabre Holdings Corp.*......................................      3,896
 2,496  Sun Microsystems, Inc.*....................................     30,701
   263  Unisys Corp.*..............................................      3,298
   449  Yahoo!, Inc.*..............................................      7,965
                                                                      --------
                                                                       538,897
                                                                      --------
        Computer Software & Services - 1.5%
   168  Applera Corp...............................................      6,597
    31  Autodesk, Inc..............................................      1,155
   100  Ceridian Corp.*............................................      1,875
 5,616  Cisco Systems, Inc.*.......................................    101,706
   151  Citrix Systems, Inc.*......................................      3,422
    81  NCR Corp.*.................................................      2,986
                                                                      --------
                                                                       117,741
                                                                      --------
        Conglomerates - 0.1%
   114  Textron, Inc...............................................      4,726
                                                                      --------

        Consumer Products - 2.6%
    41  Alberto Culver Co..........................................      1,834
    52  American Greetings Corp....................................        717
   179  Avon Products, Inc.........................................      8,323
    30  Bausch & Lomb, Inc.........................................      1,130
   156  Best Buy Co., Inc.*........................................     11,619
    55  Black & Decker Corp........................................      2,075
    49  Brunswick Corp.............................................      1,066
   169  Clorox Co..................................................      6,684
   428  Colgate-Palmolive Co.......................................     24,717
   253  Compuware Corp.*...........................................      2,983
   703  Corning, Inc...............................................      6,271
   118  Fortune Brands, Inc........................................      4,672
   800  Gillette Co................................................     26,720
   132  Goodyear Tire & Rubber Co..................................      3,143
    77  Grainger (W.W.), Inc.......................................      3,696
   130  Hasbro, Inc................................................      2,110
    63  International Flavors & Fragrances, Inc....................      1,872
   343  Mattel, Inc................................................      5,900
    50  Maytag Corp................................................      1,551
   205  Newell Rubbermaid, Inc.....................................      5,652
   993  Procter & Gamble Co........................................     78,576
    34  Tupperware Corp............................................        654
    52  Whirlpool Corp.............................................      3,813
                                                                      --------
                                                                       205,778
                                                                      --------
        Consumer Services - 4.1%
   303  Albertson's, Inc...........................................      9,542
   227  Dollar General Corp........................................      3,382
    77  Donnelley R.R. & Sons Co...................................      2,286
   229  Fedex Corp.*...............................................     11,881
   197  Gannett Co., Inc...........................................     13,244
   231  May Department Stores Co...................................      8,542
   123  New York Times Co..........................................      5,320
   244  Office Depot, Inc.*........................................      4,524
   247  Sears, Roebuck & Co........................................     11,767
   500  Sysco Corp.................................................     13,110
   213  TJX Co., Inc...............................................      8,490
   133  Toys "R" Us, Inc.*.........................................      2,758
 3,432  Wal-Mart Stores, Inc.......................................    197,512
 1,579  Walt Disney Co.............................................     32,717
                                                                      --------
                                                                       325,075
                                                                      --------
        Diversified Manufacturing - 1.9%
   353  BB&T Corp..................................................   $ 12,747
    34  Crane Co...................................................        872
    49  Eaton Corp.................................................      3,646
    65  ITT Industries, Inc........................................      3,282
   301  Minnesota Mining And Manufacturing Co......................     35,581
    51  Nucor Corp.................................................      2,701
    85  Pall Corp..................................................      2,045
   125  Thermo Electron Corp.*.....................................      2,983
 1,528  Tyco International Ltd.....................................     89,999
                                                                      --------
                                                                       153,856
                                                                      --------
        Electric Services - 0.6%
   111  Ameren Corp................................................      4,695
   185  FirstEnergy Corp...........................................      6,471
   168  Nisource, Inc..............................................      3,874
   303  PG&E Corp.*................................................      5,830
    70  Pinnacle West Capital Corp.................................      2,930
   120  PPL Corp...................................................      4,182
   117  Teco Energy, Inc...........................................      3,070
   194  TXU Corp...................................................      9,147
   384  Williams Co., Inc..........................................      9,800
                                                                      --------
                                                                        49,999
                                                                      --------
        Electric Machinery Equipment - 0.5%
    70  Cooper Industries, Inc.....................................      2,444
   185  Deere & Co.................................................      8,077
   331  Emerson Electric Co........................................     18,900
   250  Network Appliance, Inc.*...................................      5,468
    91  Parker-Hannifin Corp.......................................      4,178
    53  Tektronix, Inc.*...........................................      1,366
                                                                      --------
                                                                        40,433
                                                                      --------
        Electronics - 1.6%
   236  Advanced Mirco Devices, Inc.*..............................      3,743
   276  Altera Corp.*..............................................      5,857
   140  American Power Conversion Corp.*...........................      2,024
   269  Analog Devices, Inc.*......................................     11,941
   619  Applied Materials, Inc.*...................................     24,822
   161  Jabil Circuit, Inc.*.......................................      3,658
   140  KLA Tencor Corp.*..........................................      6,938
   279  LSI Logic Corp.*...........................................      4,403
   469  Micron Technology, Inc.*...................................     14,539
   137  Molex, Inc.................................................      4,240
   112  Nvidia Corp.*..............................................      7,493
    68  QLogic Corp.*..............................................      3,027
   135  Rockwell International Corp................................      2,411
   389  Sanmina Corp.*.............................................      7,741
   640  Solectron Corp.*...........................................      7,219
   146  Teradyne, Inc.*............................................      4,400
    34  Thomas & Betts Corp........................................        719
   257  Xilinx, Inc.*..............................................     10,036
                                                                      --------
                                                                       125,211
                                                                      --------
        Financial Services - 8.3
   536  Allstate Corp..............................................     18,063
    73  Ambac Financial Group, Inc.................................      4,224
 1,033  American Express Co........................................     36,868
   266  AmSouth Bancorporation.....................................      5,027
    76  Bear Stearns Co., Inc......................................      4,457
   166  Capital One Financial Corp.................................      8,956
 1,027  Charles Schwab Corp........................................     15,888
   181  Charter One Financial, Inc.................................      4,914
   134  Chubb Corp.................................................      9,246
   135  Comerica, Inc..............................................      7,736
   386  Concord EFS, Inc.*.........................................     12,653
    92  Countrywide Credit Industries, Inc.........................      3,769
   100  Equifax, Inc...............................................      2,415
   766  Fannie Mae.................................................     60,897
   438  Fifth Third Bancorp........................................     26,863
   201  Franklin Resources, Inc....................................      7,089
   538  Freddie Mac................................................     35,185
   121  Golden West Financial Corp.................................      7,121
   140  H&R Block, Inc.............................................      6,258
   191  Hartford Financial Services Group, Inc.....................     12,001
   356  Household International, Inc...............................     20,627
   231  John Hancock Financial Services, Inc.......................      9,540
 1,514  J.P. Morgan Chase & Co.....................................     55,034
   336  KeyCorp....................................................      8,178

                       See notes to financial statements

Market                                                                  Market
Shares                                                                  Value
------                                                                  ------

   183  Lehman Brothers Holding, Inc................................  $ 12,224
   148  Loews Corp..................................................     8,196
   113  MBIA, Inc...................................................     6,060
   658  MBNA Corp...................................................    23,162
   655  Merrill Lynch & Co..........................................    34,139
   842  Morgan Stanley Dean Witter & Co.............................    47,101
   166  Northern Trust Corp.........................................     9,997
   215  PNC Financial Services Group................................    12,083
   182  Providian Financial Corp....................................       646
   164  Regions Financial Corp......................................     4,910
   258  SouthTrust Corp.............................................     6,365
   154  Stilwell Financial, Inc.....................................     4,192
   221  Synovus Financial Corp......................................     5,536
    98  T. Rowe Price Group, Inc....................................     3,404
    89  Torchmark Corp..............................................     3,500
   110  Union Planters Corp.........................................     4,964
   122  USA Education, Inc..........................................    10,250
 1,054  Wachovia Corp...............................................    33,053
 1,300  Wells Fargo & Co............................................    56,485
                                                                      --------
                                                                       669,276
                                                                      --------
        Food - 1.5%
   526  Archer-Daniels-Midland Co...................................     7,548
   306  Campbell Soup Co............................................     9,140
   404  Conagra Foods, Inc..........................................     9,603
   285  General Mills, Inc..........................................    14,823
   263  Heinz (H.J.) Co.............................................    10,815
    98  Hershey Foods Corp..........................................     6,635
   313  Kellogg Co..................................................     9,421
   585  Sara Lee Corp...............................................    13,004
   100  Supervalue, Inc.............................................     2,212
   441  Unilever NV.................................................    25,406
   170  WM. Wrigley Jr. Co..........................................     8,733
                                                                      --------
                                                                       117,340
                                                                      --------
        Gold & Mining - 0.2%
   424  Barrick Gold Corp...........................................     6,763
    82  Freeport-McMoran Copper & Gold, Inc.*.......................     1,098
   155  Newmont Mining Corp.........................................     2,962
   263  Placer Dome, Inc............................................     2,869
                                                                      --------
                                                                        13,692
                                                                      --------
        Health Care Services - 3.8%
   106  Aetna, Inc..................................................     3,497
   803  Amgen, Inc.*................................................    45,321
   862  Eli Lilly & Co..............................................    67,702
   167  Health Management Associates, Inc.*.........................     3,073
   100  Humana, Inc.*...............................................     1,179
 2,363  Johnson & Johnson...........................................   139,653
    78  Manor Care, Inc.*...........................................     1,849
   221  McKesson HBOC, Inc..........................................     8,266
   254  Tenet Healthcare Corp.*.....................................    14,915
   235  UnitedHealth Group, Inc.....................................    16,631
    51  Wellpoint Health Networks, Inc.*............................     5,959
                                                                      --------
                                                                       308,045
                                                                      --------
        Home Furnishings Store - 0.1%
   160  Leggett & Platt, Inc........................................     3,680
                                                                      --------

        Hotels - 0.2%
    76  Harrah's Entertainment, Inc.*...............................     2,813
   261  Hilton Hotels Corp..........................................     2,850
   190  Marriott International, Inc.................................     7,723
   154  Starwood Hotel & Resorts Worldwide, Inc.....................     4,597
                                                                      --------
                                                                        17,983
                                                                      --------
        Insurance - 3.5%
   402  Aflac, Inc..................................................     9,873
 2,012  American International Group, Inc...........................   159,753
   200  Aon Corp....................................................     7,104
   112  Cigna Corp..................................................    10,377
   116  Cincinnati Financial Corp...................................     4,425
   200  Conseco, Inc.*..............................................       892
   401  Delphi Automotive Systems Corp..............................     5,478
   117  Jefferson-Pilot Corp........................................     5,414
   142  Lincoln National Corp.......................................     6,897
   212  Marsh & McLennan Co., Inc...................................    22,779
   556  MetLife, Inc................................................    17,614
    83  MGIC Investment Corp........................................     5,123
    58  Progressive Corp............................................     8,659
   105  Safeco Corp.................................................     3,271
   195  Unumprovident Corp..........................................     5,170
   104  XL Capital Ltd..............................................     9,501
                                                                      --------
                                                                       282,330
                                                                      --------
        Machinery - 0.2%
   269  Caterpillar, Inc............................................    14,055
   129  Ingersoll-Rand Co...........................................     5,394
                                                                      --------
                                                                        19,449
                                                                      --------
        Manufacturing Industries - 1.1%
   252  Alcan, Inc..................................................     9,054
   660  Alcoa, Inc..................................................    23,463
    47  Allegheny Technologies, Inc.................................       787
    16  Ball Corp...................................................     1,131
    43  Cooper Tire & Rubber Co.....................................       686
    24  Cummins, Inc................................................       925
   114  Danaher Corp................................................     6,876
   155  Dover Corp..................................................     5,746
   219  Eastman Kodak Co............................................     6,445
   238  Illinois Tool Works, Inc....................................    16,117
   135  Inco Ltd.*..................................................     2,287
    67  Johnson Controls, Inc.......................................     5,410
    40  Millipore Corp..............................................     2,428
    57  Phelps Dodge Corp...........................................     1,847
    50  USX-Steel Group.*...........................................       906
    51  Worthington Industries, Inc.................................       724
                                                                      --------
                                                                        84,832
                                                                      --------
        Medical Equipment & Supplies - 1.9%
    35  Bard (C.R.), Inc............................................     2,258
   455  Baxter International, Inc...................................    24,402
   201  Becton, Dickson & Co........................................     6,663
   194  Biomet, Inc.................................................     5,995
   318  Boston Scientific Corp.*....................................     7,670
   156  Genzyme Corp.*..............................................     9,338
   229  Guidant Corp.*..............................................    11,404
   399  HCA, Inc....................................................    15,377
   273  HealthSouth Corp.*..........................................     4,046
   929  Medtronic, Inc..............................................    47,574
    66  St. Jude Medical, Inc.*.....................................     5,125
   152  Stryker Corp................................................     8,872
   135  Zimmer Holdings, Inc.*......................................     4,123
                                                                      --------
                                                                       152,847
                                                                      --------
        Office & Business Equipment - 0.1%
    52  Mercury Interactive Corp.*..................................     1,767
   193  Pitney Bowes, Inc...........................................     7,259
                                                                      --------
                                                                         9,026
                                                                      --------
        Oil & Gas - 6.5%
   187  Anadarko Petroleum Corp.....................................    10,631
   100  Apache Corp.................................................     4,993
   259  Baker Hughes, Inc...........................................     9,446
   148  Burlington Resources, Inc...................................     5,556
   818  ChevronTexaco Corp..........................................    73,301
   465  Conoco, Inc.................................................    13,160
   102  Devon Energy Corp...........................................     3,942
   395  El Paso Corp................................................    17,621
    77  EOG Resources, Inc..........................................     3,011
 5,266  Exxon Mobil Corp............................................   206,954
    73  Kerr-McGee Corp.............................................     4,000
   101  Keyspan Corp................................................     3,500
    97  Nabors Industries, Inc.*....................................     3,330
    26  Nicor, Inc..................................................     1,083
    93  Noble Drilling Corp.*.......................................     3,166
   280  Occidental Petroleum Corp...................................     7,428
    21  Peoples Energy Corp.........................................       797
   295  Phillips Petroleum Co.......................................    17,777
   116  Praxair, Inc................................................     6,409
    70  Rowan Co., Inc.*............................................     1,356
 1,627  Royal Dutch Petroleum Co....................................    79,755
   444  Schlumberger Ltd............................................    24,398
    57  Sunoco, Inc.................................................     2,128
   247  Transocean Sedco Forex, Inc.................................     8,353
   185  Unocal Corp.................................................     6,673
   235  USX-Marathon Group..........................................     7,050
                                                                      --------
                                                                       525,818
                                                                      --------

                       See notes to financial statements

                                                                       Market
Shares                                                                 Value
------                                                                 ------

       Paper & Allied Products - 1.3%
   85  Avery Dennison Corp..........................................  $  4,805
   38  Bemis Co., Inc...............................................     1,869
   46  Boise Cascade Corp...........................................     1,565
   57  Dow Jones & Co., Inc.........................................     3,120
  163  Georgia-Pacific Group........................................     4,500
  360  International Paper Co.......................................    14,526
  405  Kimberly-Clark Corp..........................................    24,219
   67  Knight-Ridder, Inc...........................................     4,350
  146  McGraw-Hill Co., Inc.........................................     8,903
   66  Mead Corp....................................................     2,039
  121  Moody's Corp.................................................     4,823
  100  Pactiv Corp.*................................................     1,775
   63  Sealed Air Corp.*............................................     2,572
   36  Temple Inland, Inc...........................................     2,042
  225  Tribune Co...................................................     8,422
   71  Westvaco Corp................................................     2,020
  163  Weyerhauser Co...............................................     8,815
   78  Willamette Industries, Inc...................................     4,065
                                                                      --------
                                                                       104,430
                                                                      --------
       Pharmaceuticals - 5.9%
1,190  Abbott Laboratories..........................................    66,343
  100  Allergan, Inc................................................     7,505
   82  AmerisourceBergen Corp.......................................     5,211
  113  Biogen, Inc.*................................................     6,481
  145  Chiron Corp.*................................................     6,357
  132  Forest Laboratories, Inc.*...................................    10,817
  427  Immunex Corp.*...............................................    11,832
  238  IMS Health, Inc..............................................     4,643
  186  King Pharmaceuticals, Inc.*..................................     7,836
  161  Medimmune, Inc.*.............................................     7,462
1,753  Merck & Co...................................................   103,077
4,840  Pfizer, Inc..................................................   192,874
1,133  Schering-Plough Corp.........................................    40,573
   85  Watson Pharmaceuticals, Inc.*................................     2,668
                                                                      --------
                                                                       473,679
                                                                      --------
       Railroads - 0.1%
  170  CSX Corp.....................................................     5,959
  308  Norfolk Southern Corp........................................     5,645
                                                                      --------
                                                                        11,604
                                                                      --------
       Real Estate - 0.2%
  304  Equity Office Properties Trust...............................     9,144
  215  Equity Residential Properties Trust..........................     6,173
                                                                      --------
                                                                        15,317
                                                                      --------
       Restaurants - 0.5%
   77  Darden Restaurants, Inc......................................     2,726
  991  McDonald's Corp..............................................    26,232
  273  Starbucks Corp.*.............................................     5,201
  112  Tricon Global Restaurants, Inc.*.............................     5,510
   80  Wendy's International, Inc...................................     2,333
                                                                      --------
                                                                        42,002
                                                                      --------
       Retail - 4.3%
   85  Autozone, Inc.*..............................................     6,103
  220  Bed, Bath & Beyond, Inc.*....................................     7,458
   73  Big Lots, Inc.*..............................................       759
  343  Cardinal Health, Inc.........................................    22,178
  170  Circuit City Stores..........................................     4,412
  351  Costco Wholesale Corp.*......................................    15,577
  307  CVS Corp.....................................................     9,087
   49  Dillard's, Inc...............................................       784
  134  Family Dollar Stores, Inc....................................     4,017
  153  Federated Department Stores, Inc.*...........................     6,258
  645  Gap, Inc.....................................................     8,991
1,794  Home Depot, Inc..............................................    91,512
  211  J.C. Penney Co., Inc.........................................     5,676
  374  Kmart Corp.*.................................................     2,042
  259  Kohl's Corp.*................................................    18,244
  602  Kroger Co.*..................................................    12,564
  331  Limited, Inc.................................................     4,872
  587  Lowe's Co....................................................    27,243
  202  Nike, Inc. Class B...........................................    11,360
   99  Nordstrom, Inc...............................................     2,003
  144  Radioshack Corp..............................................     4,334
   34  Reebok International, Ltd.*..................................  $    901
  392  Safeway, Inc.*...............................................    16,366
  365  Staples, Inc.*...............................................     6,826
  685  Target Corp..................................................    28,119
  119  Tiffany & Co.................................................     3,745
  774  Walgreen Co..................................................    26,053
  107  Winn-Dixie Stores, Inc.......................................     1,525
                                                                      --------
                                                                       349,009
                                                                      --------
       Semiconductors - 0.1%
  177  Conexant Systems, Inc.*......................................     2,542
  116  Novellus System, Inc.*.......................................     4,576
  116  PMC-Sierra, Inc.*............................................     2,466
                                                                      --------
                                                                         9,584
                                                                      --------
       Technology - 11.0%
  355  Agilent Technologies, Inc.*..................................    10,121
  267  Apple Computer, Inc.*........................................     5,847
  643  Boeing Co....................................................    24,936
1,257  Compaq Computer Corp.........................................    12,268
  450  Computer Associates International, Inc.......................    15,521
  289  First Data Corp..............................................    22,672
7,640  General Electric Co..........................................   306,211
1,504  Hewlett-Packard Co...........................................    30,892
5,169  Intel Corp...................................................   162,565
1,327  International Business Machines Corp. .......................   160,514
1,688  Motorola, Inc................................................    25,354
  143  National Semiconductor Corp.*................................     4,403
2,479  Nortel Networks Corp.........................................    18,593
  331  Novell, Inc.*................................................     1,519
  434  Palm, Inc.*..................................................     1,684
  192  Parametric Technology Corp.*.................................     1,500
  222  PeopleSoft, Inc.*............................................     8,924
  331  Tellabs, Inc.*...............................................     4,952
1,341  Texas Instruments, Inc.......................................    37,548
  362  United Technologies Corp.....................................    23,396
  565  Xerox Corp...................................................     5,887
                                                                      --------
                                                                       885,307
                                                                      --------
       Telecommunications - 1.6%
  525  ADC Telecommunications, Inc.*................................     2,415
   46  Andrew Corp.*................................................     1,007
1,950  AT&T Wireless Group.*........................................    28,022
  213  Avaya, Inc.*.................................................     2,588
  110  CenturyTel, Inc..............................................     3,608
  231  Ciena Corp.*.................................................     3,306
  200  Citizens Communications Co.*.................................     2,132
  130  Comverse Tecnology, Inc.*....................................     2,908
  164  Dominion Resources, Inc......................................     9,856
1,026  JDS Uniphase Corp.*..........................................     8,906
2,647  Lucent Technologies, Inc.....................................    16,650
  623  Nextel Communications, Inc. Class A.*........................     6,828
  110  Scientific Atlanta, Inc......................................     2,633
  659  Sprint Corp..................................................    13,233
  750  Sprint PCS Corp.*............................................    18,307
  190  Symbol Technologies, Inc.....................................     3,017
  128  Vitesse Semiconductor Corp.*.................................     1,591
                                                                      --------
                                                                       127,007
                                                                      --------
       Transportation - 0.5%
  294  Burlington Northern Santa Fe Corp............................     8,388
  436  Carnival Corp................................................    12,243
   36  Ryder Systems, Inc...........................................       797
  568  Southwest Airlines Co........................................    10,497
  185  Union Pacific Corp...........................................    10,545
                                                                      --------
                                                                        42,470
                                                                      --------
       Transportation Equipment - 0.3%
  628  Honeywell International, Inc.................................    21,239
                                                                      --------

       Utilities - 5.0%
  382  AES Corp.*...................................................     6,246
   92  Allegheny Energy, Inc........................................     3,332
   62  Amerada Hess Corp............................................     3,875
  248  American Electric Power Co...................................    10,795
  248  Calpine Corp.*...............................................     4,164
  124  Cinergy Corp.................................................     4,145
  100  CMS Energy Corp.*............................................     2,403

                       See notes to financial statements

Market                                                              Market
Shares                                                              Value
------                                                              -----

  153  Consolidated Edison, Inc..............................    $    6,175
  113  Constellation Energy Group, Inc.......................         3,000
  127  DTE Energy Co.........................................         5,326
  599  Duke Energy Corp......................................        23,517
  279  Dynegy, Inc...........................................         7,115
  231  Edison International*.................................         3,488
  168  Entergy Corp..........................................         6,571
  240  Exelon Corp...........................................        11,491
  140  FPL Group, Inc........................................         7,896
   89  Kinder Morgan, Inc....................................         4,956
  317  Mirant Corp.*.........................................         5,078
  100  Niagara Mohawk Holdings, Inc.*........................         1,773
   70  Power-One, Inc.*......................................           729
  164  Progress Energy, Inc..................................         7,385
  158  Public Service Enterprise Group, Inc..................         6,666
  214  Reliant Energy, Inc...................................         5,675
2,574  SBC Communications, Inc...............................       100,824
  161  Sempra Energy.........................................         3,953
  544  Southern Co...........................................        13,790
2,078  Verizon Communications, Inc...........................        98,622
2,285  WorldCom, Inc.*.......................................        32,173
  273  Xcel Energy, Inc......................................         7,573
                                                                 ----------
                                                                    398,736
                                                                 ----------
       Waste Management - 0.2%
  152  Allied Waste Industries, Inc.*........................         2,137
  490  Waste Management, Inc.................................        15,636
                                                                 ----------
                                                                     17,773
                                                                 ----------

           TOTAL INVESTMENTS - 99.7%
             (Cost $8,394,885)**.............................     8,006,678
                                                                 ----------

           Cash & Other Assets, Net of Liabilities - 0.3%            26,855
                                                                 ----------

           NET ASSETS - 100.0%...............................    $8,033,533
                                                                 ==========

           **Cost for Federal income tax purposes is $8,416,665
             and net unrealized depreciation consists of:
             Gross unrealized appreciation                       $  555,076
             Gross unrealized depreciation                         (965,047)
                                                                 ----------
             Net unrealized depreciation                         $ (409,971)
                                                                 ==========

..  Non-income producing security for the year ended December 31, 2001.

SAGE LIFE INVESTMENT TRUST
Money Market Fund
December 31, 2001
Schedule of Investments

Par                                                                                          Maturity        Market
(000)                                                                              Rate      Date            Value
-------                                                                            -------------------------------
          COMMERCIAL PAPER -  99.1%
          Athletic Apparel - 3.9%
 $   300   Nike, Inc.**................................................            1.82%     01/14/02       $  299,803
                                                                                                            ----------
          Building Societies - 3.3%
     250   Yorkshire Building Society**................................            2.01%     02/06/02          249,498
                                                                                                            ----------
          Computers - 4.3%
     326   IBM Corp.**.................................................            2.03%     01/02/02          325,982
                                                                                                            ----------
          Financial Banks & Services - 48.6%
     300   AIG Funding, Inc.**.........................................            1.87%     01/10/02          299,860
     200   American Express Credit Corp.**.............................            1.90%     01/02/02          199,989
     300   American General Corp.**....................................            1.92%     01/03/02          299,968
     300   FPL Fuels, Inc.**...........................................            1.90%     01/18/02          299,731
     300   General Electric Capital Corp.**............................            1.82%     01/03/02          299,970
     300   Goldman Sachs Group, Inc.**.................................            1.85%     01/03/02          299,969
     118   Household Finance Corp.**...................................            1.85%     01/08/02          117,958
     300   International Lease Finance Corp.**.........................            1.77%     01/25/02          299,646
     300   National Rural Utilities Cooperative Finance Corp.**........            1.95%     01/07/02          299,903
     274   Tyco Capital Corp.**........................................            1.82%     01/03/02          273,972
     112   UBS Finance (DE) LLC.**.....................................            1.80%     01/14/02          111,927
     300   Verizon Network Funding**...................................            1.73%     01/18/02          299,755
     300   Wells Fargo & Co.**.........................................            1.75%     01/07/02          299,912
     300   Wisconsin Electric Fuel Co.**...............................            1.90%     01/14/02          299,794
                                                                                                            ----------
                                                                                                             3,702,354
                                                                                                            ----------
          Food - 3.3%
     250   Golden Peanut Co.**.........................................            2.02%     03/11/02          249,032
                                                                                                            ----------
          Oil & Gas - 6.0%
     300   Texaco, Inc.**..............................................            1.80%     01/22/02          299,685
     163   Wisconsin Gas Co.**.........................................            1.86%     01/25/02          162,798
                                                                                                            ----------
                                                                                                               462,483
                                                                                                            ----------
          Publishing - 3.3%
     249   Knight Ridder, Inc..**......................................            1.75%     01/02/02          248,988
                                                                                                            ----------
          Special Purpose Entity - 10.5%
     200   BMW US Capital Corp.**......................................            1.83%     01/03/02          199,980
     300   Cooper Association Tractor Dealers, Inc.**..................            2.20%     01/04/02          299,945
     300   Dealers Capital Access Corp.**..............................            1.83%     01/11/02          299,847
                                                                                                            ----------
                                                                                                               799,772
                                                                                                            ----------
          Tobacco - 3.9%
     300   Philip Morris Co., Inc..**..................................            1.83%     01/11/02          299,847
                                                                                                            ----------
          Transport Services - 4.1%
     311   United Parcel Service**.....................................            1.74%     01/02/02          310,985
                                                                                                            ----------
          Utilities - 7.9%
     300   Duke Energy Corp.**.........................................            1.74%     01/04/02          299,956
     300   Florida Power & Light Co.**.................................            1.85%     01/14/02          299,800
                                                                                                            ----------
                                                                                                               599,756
                                                                                                            ----------
           TOTAL INVESTMENTS - 99.1%
             (Cost $7,548,500*)........................................                                      7,548,500
                                                                                                            ----------

           Cash & Other Assets, Net of Liabilities - 0.9%..............                                         66,394
                                                                                                            ----------

           NET ASSETS - 100.0%.........................................                                     $7,614,894
                                                                                                            ==========

*          Aggregate cost for Federal income tax purposes.
**         Rate displayed is yield at time of purchase.

                       See notes to financial statements

SAGE LIFE INVESTMENT TRUST
Nasdaq-100 Index Fund
December 31, 2001
Schedule of Investments



                                                                Market
Shares                                                          Value
------                                                          ------
      COMMON STOCK 100.8%
      Advertising - 0.5%
  144   TMP Worldwide, Inc.*..............................  $    6,178
                                                            ----------

      Auto Manufacturers - 0.5%
  108 Paccar, Inc.........................................       7,087
                                                            ----------

      Business Services - 2.0%
  292   Fiserv, Inc.*.....................................      12,358
  438   Paychex, Inc......................................      15,264
                                                            ----------
                                                                27,622
                                                            ----------
      Computer Hardware - 3.3%
  611   Apple Computer, Inc.*.............................      13,381
1,186   Dell Computer Corp.*..............................      32,235
                                                            ----------
                                                                45,616
                                                            ----------
      Computer Software & Services - 25.2%,
  291   Adobe Systems, Inc................................       9,036
  447   BEA Systems, Inc.*................................       6,884
3,239   Cisco Sytems, Inc.*...............................      58,658
  279   Citrix Systems, Inc.*.............................       6,322
  280   Compuware Corp.*..................................       3,301
  173   Electronic Arts, Inc.*............................      10,371
  333   Intuit, Inc.*.....................................      14,246
  108   Mercury Interactive Corp.*........................       3,670
2,292   Microsoft Corp.*..................................     151,845
2,866   Oracle Corp.*.....................................      39,579
  528   PeopleSoft, Inc.*.................................      21,226
  242   Rational Software Corp.*..........................       4,719
  669   Siebel Systems, Inc.*.............................      18,719
                                                            ----------
                                                               348,576
                                                            ----------
      Computer Systems - 2.2%,
  291   Brocade Communications Systems, Inc.*.............       9,638
1,741   Sun Microsystems, Inc.*...........................      21,414
                                                            ----------
                                                                31,052
                                                            ----------
      Containers & Packaging - 0.3%
  293   Smurfit-Stone Container Corp.*....................       4,679
                                                            ----------

      Data Systems Management - 1.6%,
  506   Veritas Software Corp.*...........................      22,684
                                                            ----------

      Educational Services - 0.5%
  145   Apollo Group, Inc.*...............................       6,526
                                                            ----------

      Electronics - 8.5%
  676   Altera Corp.*.....................................      14,345
  413   Applied Micro Circuits Corp.*.....................       4,675
  212   Broadcom Corp.*...................................       8,664
  341   Conexant Systems, Inc.*...........................       4,897
  652   Flextronics International Ltd.*...................      15,641
  536   Gemstar-TV Guide International, Inc.*.............      14,847
  522   Linear Technology Corp............................      20,379
  119   Molex, Inc........................................       3,683
  195   Nvidia Corp.*.....................................      13,046
  695   Sanmina Corp.*....................................      13,830
   66   Synopsys, Inc.*...................................       3,899
                                                            ----------
                                                               117,906
                                                            ----------
      Financial Services - 2.0%
  702   Concord EFS, Inc.*................................  $   23,012
  546   I2 Technologies, Inc.*............................       4,313
                                                            ----------
                                                                27,325
                                                            ----------
      Health Care Services - 2.7%
  602   Amgen, Inc.*......................................      33,977
   84   Express Scripts, Inc.*............................       3,928
                                                            ----------
                                                                37,905
                                                            ----------
      Index Tracking Stock - 0.0%
    8   Nasdaq 100 Shares*................................         311
                                                            ----------

      Internet Software - 3.4%
  297   Check Point Software Technologies Ltd.*...........      11,847
  259   Juniper Networks, Inc.*...........................       4,908
  433   Network Appliance, Inc.*..........................       9,470
   90   Symantec Corp.*...................................       5,970
  239   VeriSign, Inc.*...................................       9,091
  343   Yahoo!, Inc.*.....................................       6,085
                                                            ----------
                                                                47,371
                                                            ----------
      Medical Equipment & Suplies - 4.0%
  453   Biomet, Inc.......................................      13,998
  326   Chiron Corp.*.....................................      14,292
  146   Cytec Corp.*......................................       3,810
  328   Genzyme Corp.*....................................      19,634
   59   Invitrogen Corp.*.................................       3,654
                                                            ----------
                                                                55,388
                                                            ----------
      Office & Business Equipment - 0.5%
  388   Staples, Inc.*....................................       7,256
                                                            ----------

      Pharmaceuticals - 8.4%
  100   Abgenix, Inc.*....................................       3,364
   84   Andrx Group.*.....................................       5,914
  224   Biogen, Inc.*.....................................      12,846
   55   Cephalon, Inc.*...................................       4,157
  118   Gilead Sciences, Inc.*............................       7,755
  155   Human Genome Sciences, Inc.*......................       5,227
   63   ICOS Corp.*.......................................       3,619
  205   IDEC Pharmaceuticals Corp.*.......................      14,131
   94   ImClone Systems, Inc.*............................       4,367
  923   Immunex Corp.*....................................      25,576
  286   Medimmune, Inc.*..................................      13,256
  305   Millennium Pharmaceuticals, Inc.*.................       7,476
  101   Protein Design Labs, Inc.*........................       3,313
   94   Seperacor, Inc.*..................................       5,364
                                                            ----------
                                                               116,365
                                                            ----------
      Restaurants - 0.9%
  662   Starbucks Corp.*..................................      12,611
                                                            ----------
      Retail - 4.9%
  295   Amazon.com, Inc.*.................................       3,192
  486   Bed, Bath & Beyond, Inc.*.........................      16,475
  111   CDW Computers Centers, Inc.*......................       5,962
  254   Cintas Corp.......................................      12,192
  297   Costco Wholesale Corp.*...........................      13,181
  253   eBay, Inc.*.......................................      16,926
                                                            ----------
                                                                67,928
                                                            ----------

                       See notes to financial statements

                                                                      Market
Shares                                                                Value
------                                                                ------

      Semiconductors - 16.2%
  521    Applied Materials, Inc.*...............................  $   20,892
  426    Atmel Corp.*...........................................       3,139
  118    Integrated Device Technology, Inc.*....................       3,138
2,906    Intel Corp.............................................      91,394
1,738    JDS Uniphase Corp.*....................................      15,086
  280    KLA Tencor Corp.*......................................      13,877
  559    Maxim Integrated Products, Inc.*.......................      29,353
  135    Microchip Technology, Inc.*............................       5,230
  183    Novellus System, Inc.*.................................       7,219
  222    PMC-Sierra, Inc.*......................................       4,720
  119    QLogic Corp.*..........................................       5,297
  253    Vitesse Semiconductor Corp.*...........................       3,145
  547    Xilinx, Inc.*..........................................      21,360
                                                                  ----------
                                                                     223,850
                                                                  ----------
      Telecommunications - 13.2%
1,236    ADC Telecommunications, Inc.*..........................       5,686
  248    Adelphia Communications Corp.*.........................       7,733
  383    Charter Communications, Inc.*..........................       6,293
  486    Ciena Corp.*...........................................       6,954
  553    Comcast Corp.*.........................................      19,908
  236    Comverse Technology, Inc.*.............................       5,279
  311    Echostar Communications Corp.*.........................       8,543
1,226    Nextel Communications, Inc.*...........................      13,437
  247    PanAmSat Corp.*........................................       5,404
1,140    Qualcomm, Inc.*........................................      57,570
  230    RF Micro Devices, Inc.*................................       4,423
1,275    Telefonaktiebolaget LM Ericsson AB.....................       6,655
  286    Tellabs, Inc.*.........................................       4,279
  448    USA Networks, Inc.*....................................      12,235
1,314    WorldCom, Inc.-WorldCom Group*.........................      18,501
                                                                  ----------
                                                                     182,900
                                                                  ----------

TOTAL INVESTMENTS - 100.8%
(Cost $1,790,834)**.............................................   1,397,136
                                                                  ----------

Cash & Other Assets, Net of Liabilities - (0.8%)                     (11,461)
                                                                  ----------

NET ASSETS - 100.0%.............................................   1,385,675
                                                                  ==========

** Cost for Federal income tax purposes is $1,906,596
   and net unrealized depreciation consists of:
        Gross unrealized appreciation                             $   41,645
        Gross unrealized depreciation                               (551,105)
                                                                  ----------
        Net unrealized depreciation                               $ (509,460)
                                                                  ==========

* Non-income producing security for the year ended December 31, 2001.


                       See notes to financial statements

SAGE LIFE INVESTMENT TRUST
All-Cap Growth Fund
December 31, 2001
Schedule of Investments
                                                                      Market
 Shares                                                               Value
 ------                                                             ----------

             COMMON STOCKS 91.8%
         Beverage - 2.6%
    700  Anheuser-Busch Co., Inc..................................  $   31,647
                                                                    ----------

         Broadcasting - 3.4%,
    400      Clear Channel Communications, Inc.*..................      20,364
    150      Gannett Co., Inc.....................................      10,084
    800      Liberty Media Corp.*.................................      11,200
                                                                    ----------
                                                                        41,648
                                                                    ----------
         Business Services - 2.8%
    300      Concord EFS, Inc.*...................................       9,834
    225      Fiserv, Inc.*........................................       9,522
    550      Plexus Corp.*........................................      14,608
                                                                    ----------
                                                                        33,964
                                                                    ----------
         Computer Hardware - 3.8%
  1,150      Compaq Computer Corp.................................      11,224
    950      Dell Computer Corp.*.................................      25,821
    700      EMC Corp.*...........................................       9,408
                                                                    ----------
                                                                        46,453
                                                                    ----------
         Computer Software & Services - 11.6%
    400      Applied Biosystems Group - Applera Corp..............      15,708
    350      Cadence Design System, Inc.*.........................       7,672
  1,750      Cisco Systems, Inc.*.................................      31,692
    900      Microsoft Corp.*.....................................      59,625
  1,000      Sun Microsystems, Inc.*..............................      12,300
    500      Sungard Data Systems, Inc.*..........................      14,465
                                                                    ----------
                                                                       141,462
                                                                    ----------
         Consumer Products - 5.9%
    800      Cendent Corp.*.......................................      15,688
    400      Cintas Corp..........................................      19,200
    900      Gemstar TV Guide International, Inc.*................      24,930
    150      Procter & Gamble Co..................................      11,870
                                                                    ----------
                                                                        71,688
                                                                    ----------
         Data Systems Management - 0.9%
    250      Veritas Software Co.*................................      11,207
                                                                    ----------

         Electronics - 2.4%
    450      Altera Corp.*........................................       9,549
  1,200      Crown Castle International Corp.*....................      12,816
    300      Flextronic International Ltd.*.......................       7,197
                                                                    ----------
                                                                        29,562
                                                                    ----------
         Entertainment - 2.8%
    750      Carnival Corp........................................      21,060
    850      Royal Caribbean Cruises Ltd..........................      13,770
                                                                    ----------
                                                                        34,830
                                                                    ----------
         Financial Services - 11.9%
    650      American Express Co..................................      23,199
    750      Citigroup, Inc.......................................      37,860
    250      Freddie Mac..........................................      16,350
    400      Goldman Sachs Group, Inc.............................      37,100
    450      Lehman Brothers Holdings, Inc........................      30,060
                                                                    ----------
                                                                       144,569
                                                                    ----------
         Health Care Services - 0.9%
    150      UnitedHealth Group, Inc..............................      10,615
                                                                    ----------

         Insurance - 0.2%
     50      Radian Group, Inc....................................       2,148
                                                                    ----------

         Internet Software - 3.0%
    750      AOL Time Warner, Inc.*...............................      24,075
  2,250      Vignette Corp.*......................................      12,082
                                                                    ----------
                                                                        36,157
                                                                    ----------
         Medical Equipment & Supplies - 2.1%
    400      Luminex Corp.*.......................................  $    6,784
    350      Medtronic, Inc.......................................      17,924
                                                                    ----------
                                                                        24,708
                                                                    ----------
         Oil & Gas - 2.6%
    450      Noble Drilling Corp.*................................      15,318
    653      Williams Co., Inc....................................      16,665
                                                                    ----------
                                                                        31,983
                                                                    ----------

         Pharmaceuticals - 12.6%
    400      American Home Products Corp..........................      24,544
    450      Bristol-Meyers Squibb Co.............................      22,950
    150      Forest Laboratories, Inc.*...........................      12,292
    500      Merck & Co., Inc.....................................      29,400
  1,000      Pfizer, Inc..........................................      39,850
    400      Pharmacia Corp.......................................      17,060
    200      Shire Pharmaceuticals Group Plc*.....................       7,320
                                                                    ----------
                                                                       153,416
                                                                    ----------
         Restaurants - 0.9%
    600      Starbucks Corp.*.....................................      11,430
                                                                    ----------

         Retail - 7.5%
    450      Costco Wholesale Corp.*..............................      19,971
    450      Home Depot, Inc......................................      22,955
    300      Lowe's Co., Inc......................................      13,923
    600      Wal Mart Stores, Inc.................................      34,530
                                                                    ----------
                                                                        91,379
                                                                    ----------
         Semiconductors - 10.5%
  3,400      Agere Systems, Inc.*.................................      19,346
    950      Globespan Virata, Inc.*..............................      12,302
  1,500      JDS Uniphase Corp.*..................................      13,020
  1,200      LSI Logic Corp.*.....................................      18,936
    650      National Semiconductor Corp.*........................      20,014
  1,100      Taiwan Semiconductor Manufacturing Co., Ltd. ADR*....       8,887
    700      Texas Instruments, Inc...............................      19,600
    500      Vitesse Semiconductor, Inc.*.........................       6,215
                                                                    ----------
                                                                       128,320
                                                                    ----------
         Telecommunications - 1.7%
  1,300      ADC Telecommunications, Inc.*........................       5,980
    250      Nextel Communications, Inc.*.........................       2,740
    500      Sprint Corp.*........................................      12,205
                                                                    ----------
                                                                        20,925
                                                                    ----------

         Transportation - 1.7%
    600      CNF, Inc.............................................      20,130
                                                                    ----------

         TOTAL INVESTMENTS - 91.8%
             (Cost $1,203,277)**..................................   1,118,241
                                                                    ----------

         Cash & Other Assets, Net of Liabilities - 8.2%...........     100,484
                                                                    ----------

         NET ASSETS - 100.0%......................................  $1,218,725
                                                                    ==========

         ADR - American Depository Receipt

         **Cost for Federal income tax purposes is $1,208,521
           and net unrealized depreciation consists of:
             Gross unrealized appreciation                          $   73,662
             Gross unrealized depreciation                            (163,942)
                                                                    ----------
             Net unrealized depreciation                            $  (90,280)
                                                                    ==========

     * Non-income producing security for the year ended December 31, 2001.

                       See notes to financial statements

                          Sage Life Investment Trust
                     Statements of Assets and Liabilities
                               December 31, 2001

                                                       S&P 500 Equity      Money Market         Nasdaq-100 Index     All-Cap Growth
                                                         Index Fund            Fund                   Fund                Fund
                                                       --------------      ------------         ----------------     --------------
Assets:
Investments (Note 1):
  At identified cost..............................     $   8,394,885       $  7,548,500          $   1,790,834        $   1,203,277
                                                       =============       ============          =============        =============


  At value........................................     $   8,006,678       $  7,548,500          $   1,397,136        $   1,118,241
Cash..............................................           235,513             13,383                      -              139,378
Receivables:
  Dividends and interest..........................             7,873                 15                    104                  429
  Receivable from securities sold.................             1,309                  -                 55,152                    -
  Receivable from capital stock sold..............             2,731             86,624                      -                    -
Other assets......................................               227                412                     31                   38
                                                       -------------       ------------          -------------        -------------
   Total Assets...................................         8,254,331          7,648,934              1,452,423            1,258,086
                                                       -------------       ------------          -------------        -------------

Liabilities:
Cash overdraft....................................                                                      50,717
Payables:
  Payable for securities purchased ...............           189,574                  -                      -               29,514
  Payable to Advisor..............................             8,840              8,364                  2,048                1,922
  Payable for capital stock redeemed..............               216                239                 11,368                4,229
Other liabilities.................................            22,168             25,437          $       2,615                3,696
                                                       -------------       ------------          -------------        -------------
   Total Liabilities..............................           220,798             34,040                 66,748               39,361
                                                       -------------       ------------          -------------        -------------

Net Assets........................................     $   8,033,533       $  7,614,894          $   1,385,675        $   1,218,725
                                                       =============       ============          =============        =============

Net Assets consist of:
Paid-in capital...................................     $   8,456,660       $  7,615,040          $   1,976,517        $   1,555,441
Undistributed net investment income...............                 -                  4                      -                    -
Accumulated net realized loss on
investments.......................................           (34,920)              (150)              (197,144)            (251,680)
Net unrealized depreciation on investments........          (388,207)                 -               (393,698)             (85,036)
                                                       -------------       ------------          -------------        -------------

Total Net Assets..................................     $   8,033,533       $  7,614,894          $   1,385,675        $   1,218,725
                                                       =============       ============          =============        =============

Shares of beneficial interest outstanding.........           899,055          7,615,040                315,791              185,258
                                                       =============       ============          =============        =============

Net Asset Value, offering price and redemption
 price per share..................................     $        8.94       $       1.00          $        4.39        $        6.58
                                                       =============       ============          =============        =============

                       See notes to financial statements

                          Sage Life Investment Trust
                           Statements of Operations
                     For the Year Ended December 31, 2001

                                                         S&P 500 Equity       Money Market      Nasdaq-100 Index     All-Cap Growth
                                                           Index Fund             Fund                Fund                 Fund
                                                         --------------       ------------      ----------------     --------------
Investment Income:
  Dividends                                                 $  70,504                  -           $      420         $    3,957
  Interest                                                      1,842           $216,203                  401              2,188
  Other                                                            20                  -                    -                  -
                                                           ----------           --------           ----------         ----------
     Total investment income                                   72,366            216,203                  821              6,145
                                                           ----------           --------           ----------         ----------

Expenses:
  Investment advisory fees (Note 2)                            33,991             37,411                6,844             10,332
  Audit expense                                                21,913             24,168                2,754              3,664
  Trustees' fees and expenses                                   9,604             10,988                1,214              1,593
  Insurance expense                                             1,708              1,861                  238                290
                                                           ----------           --------           ----------         ----------
  Total expenses                                               67,216             74,428               11,050             15,879

  Waiver/reimbursement of investment advisory
  fee (Note 2)                                                (37,907)           (37,017)              (4,386)            (6,054)
                                                           ----------           --------           ----------         ----------
  Net expenses                                                 29,309             37,411                6,664              9,825
                                                           ----------           --------           ----------         ----------

  Net investment income / (loss)                               43,057            178,792               (5,843)            (3,680)
                                                           ----------           --------           ----------         ----------

Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) on investments                       5,209               (146)            (175,072)          (141,946)
  Net change in unrealized appreciation
  (depreciation) of investments                              (617,389)                 -              (60,304)            20,482
                                                           ----------           --------           ----------         ----------
  Net realized and unrealized loss on investments            (612,180)              (146)            (235,376)          (121,464)
                                                           ----------           --------           ----------         ----------

Net Increase (Decrease) in Net Assets Resulting
from Operations                                            ($ 569,123)          $178,646           $ (241,219)        $ (125,144)
                                                           ==========           ========           ==========         ==========

                       See notes to financial statements

                          Sage Life Investment Trust
                      Statements of Changes in Net Assets

                                                  S&P 500 Equity Index Fund                     Money Market Fund
                                         ----------------------------------------    ----------------------------------------
                                              Year Ended            Year Ended            Year Ended            Year Ended
                                            December 31,           December 31,          December 31,          December 31,
                                                 2001                  2000                  2001                  2000
                                         ==================    ==================    ==================    ==================
Operations:
    Net investment income                        $   43,057           $    31,754          $    178,792            $  131,141
    Net realized gain (loss) on
    investments                                       5,209               148,906                  (146)                   (4)
    Net change in unrealized
    depreciation of investments                    (617,389)             (641,015)                    -                     -
                                         -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
    assets resulting from operations               (569,123)             (460,355)              178,646               131,137
                                         -------------------   -------------------   -------------------   -------------------

Distributions:
    From net investment income                      (43,005)              (31,795)             (178,788)             (131,141)
    From net realized gain on
    investments                                     (42,473)             (160,201)                    -                     -
                                         -------------------   -------------------   -------------------   -------------------

    Total Distributions                             (85,478)             (191,996)             (178,788)             (131,141)
                                         -------------------   -------------------   -------------------   -------------------

Capital Share Transactions:
    Proceeds from sale of shares                  4,267,566               145,443            64,894,088             1,498,981
    Shares issued in reinvestment of
    dividends & distributions                        85,478               191,996               174,813               131,141
    Cost of shares repurchased                     (366,803)             (950,472)          (60,348,299)             (821,753)
                                         -------------------   -------------------   -------------------   -------------------
    Net increase (decrease) in net
    assets resulting from capital
    share transactions                            3,986,241              (613,033)            4,720,602               808,369
                                         -------------------   -------------------   -------------------   -------------------

    Net increase (decrease) in net
    assets                                        3,331,640            (1,265,384)            4,720,460               808,365

    Net assets at beginning of period             4,701,893             5,967,277             2,894,434             2,086,069
                                         -------------------   -------------------   -------------------   -------------------

    Net assets at end of period                  $8,033,533           $ 4,701,893          $  7,614,894            $2,894,434
                                         ==================    ==================    ==================    ==================

Capital Share Transactions:
    Shares sold                                     472,589                12,850            64,894,088             1,498,944
    Shares issued in reinvestment of
    dividends and distributions                       9,456                18,479               174,813               131,178
    Shares repurchased                              (40,044)              (81,732)          (60,348,299)             (821,753)
                                         -------------------   -------------------   -------------------   -------------------

    Net increase (decrease) in shares
    from capital share transactions                 442,001               (50,403)            4,720,602               808,369
                                         ==================    ==================    ==================    ==================

                       See notes to financial statements

                          Sage Life Investment Trust
                      Statements of Changes in Net Assets

                                                  Nasdaq-100 Index Fund                         All-Cap Growth Fund
                                         ----------------------------------------     ---------------------------------------
                                             Year Ended           Period Ended                                Period Ended
                                            December 31,          December 31,            Year Ended          December 31,
                                                2001                2001 (1)          December 31, 2001         2001 (1)
                                         ==================    ==================     ==================   ==================
Operations:
    Net investment loss                             ($5,843)              ($1,733)               ($3,680)               ($701)
    Net realized loss on investments               (175,072)              (22,072)              (141,946)            (109,735)
    Net change in unrealized
    appreciation (depreciation) of
    investments                                     (60,304)             (333,394)                20,482             (105,517)
                                         ------------------    ------------------     ------------------   ------------------

    Net decrease in net assets
    resulting from operations                      (241,219)             (357,199)              (125,144)            (215,953)
                                         ------------------    ------------------     ------------------   ------------------
Distributions:
    From net investment income                            -                     -                      -                    -
    From net realized gain on
    investments                                           -                     -                      -                    -
                                         ------------------    ------------------     ------------------   ------------------

    Total Distributions                                   -                     -                      -                    -
                                         ------------------    ------------------     ------------------   ------------------

Capital Share Transactions:
    Proceeds from sale of shares                  1,092,410             1,091,339                714,679            1,028,900
    Shares issued in reinvestment of
    dividends & distributions                             -                     -                      -                    -
    Cost of shares repurchased                     (161,876)              (37,780)              (181,633)              (2,124)
                                         ------------------    ------------------     ------------------   ------------------
    Net increase in net assets
    resulting from capital share
    transactions                                    930,534             1,053,559                533,046            1,026,776
                                         ------------------    ------------------     ------------------   ------------------

    Net increase in net assets                      689,315               696,360                407,902              810,823

    Net assets at beginning of period               696,360                     -                810,823                    -
                                         ------------------    ------------------     ------------------   ------------------

    Net assets at end of period                  $1,385,675            $  696,360             $1,218,725           $  810,823
                                         ==================    ==================     ==================   ==================

Capital Share Transactions:
    Shares sold                                     244,028               111,687                109,102              103,460
    Shares issued in reinvestment of
    dividends & distributions                             -                     -                      -                    -
    Shares repurchased                              (34,790)               (5,134)               (27,029)                (275)
                                         ------------------    ------------------     ------------------   ------------------

    Net increase in shares from
    capital share transactions                      209,238               106,553                 82,073              103,185
                                         ==================    ==================     ==================   ==================

    (1)  Commenced operations on September 18, 2000

                       See notes to financial statements

                          Sage Life Investment Trust
                             Financial Highlights


The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                        S&P 500 Equity Index Fund
                                                                        -------------------------
                                                         Year Ended             Year Ended            Period Ended
                                                        December 31,           December 31,           December 31,
                                                            2001                   2000                 1999 (1)
                                                     ==================     ==================     ==================
Net Asset Value, Beginning of Period                      $ 10.29                 $11.76                $  10.00
                                                     ------------------     ------------------     ------------------

Operations:
    Net investment income                                    0.05                   0.07                    0.08
    Net realized and unrealized gain (loss) on
    investments                                             (1.30)                 (1.10)                   1.79
                                                     ------------------     ------------------     ------------------
    Total from Investment Operations                        (1.25)                 (1.03)                   1.87
                                                     ------------------     ------------------     ------------------

Distributions to Shareholders:
    Dividends from net investment income                    (0.05)                 (0.07)                  (0.08)
    Distributions from net realized gain on
    investments                                             (0.05)                 (0.37)                  (0.03)
                                                     ------------------     ------------------     ------------------
    Total Distributions                                     (0.10)                 (0.44)                  (0.11)
                                                     ------------------     ------------------     ------------------

Net Asset Value, End of Period                            $  8.94                 $10.29                $  11.76
                                                     ==================     ==================     ==================

Total Return **                                            (12.22%)                (8.81%)                 18.72%

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands)              $ 8,034                 $4,702                $  5,967
    Ratio of Net Investment Income to Average Net
    Assets
       Before waiver/reimbursement of investment
       advisory fees                                         0.10%                  0.27%                   0.66% *
       After waiver/reimbursement of investment
       advisory fees                                         0.81%                  0.62%                   0.83% *
    Ratio of Expenses to Average Net Assets
       Before waiver/reimbursement of investment
       advisory fees                                         1.26%                  0.90%                   0.72% *
       After waiver/reimbursement of investment
       advisory fees                                         0.55%                  0.55%                   0.55% *
    Portfolio Turnover                                          8%                     5%                      3%

(1)  Commenced operations on February 19, 1999.
     *   Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                       See notes to financial statements

                          Sage Life Investment Trust
                             Financial Highlights


The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                               Money Market Fund
                                                                               -----------------
                                                             Year Ended            Year Ended           Period Ended
                                                            December 31,          December 31,          December 31,
                                                                2001                  2000                1999 (1)
                                                         ==================    ==================    ==================
Net Asset Value, Beginning of Period                           $ 1.00                $ 1.00                $   1.00
                                                         ------------------    ------------------     ------------------

Operations:
    Net investment income                                        0.03                  0.06                    0.04
    Net realized and unrealized gain (loss) on
    investments                                                     -                     -                       -
                                                         ------------------    ------------------     ------------------
    Total from Investment Operations                             0.03                  0.06                    0.04
                                                         ------------------    ------------------     ------------------

Distributions to Shareholders:
    Dividends from net investment income                        (0.03)                (0.06)                  (0.04)
    Distributions from net realized gain on
    investments                                                     -                     -                       -
                                                         ------------------    ------------------     ------------------
    Total Distributions                                         (0.03)                (0.06)                  (0.04)
                                                         ------------------    ------------------     ------------------

Net Asset Value, End of Period                                 $ 1.00                $ 1.00                $   1.00
                                                         ==================    ==================     ==================

Total Return**                                                   3.42%                 5.94%                   4.03%

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands)                   $7,615                $2,894                $  2,086
    Ratio of Net Investment Income to Average Net
    Assets
      Before waiver/reimbursement of investment
      advisory fees                                              2.48%                 5.45%                   4.43% *
      After waiver/reimbursement of investment advisory
      fees                                                       3.13%                 5.80%                   4.60% *
    Ratio of Expenses to Average Net Assets
      Before waiver/reimbursement of investment
      advisory fees                                              1.30%                 1.00%                   0.82% *
      After waiver/reimbursement of investment advisory
      fees                                                       0.65%                 0.65%                   0.65% *
    Portfolio Turnover                                            N/A                   N/A                     N/A

(1)  Commenced operations on February 19, 1999.
     *   Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                       See notes to financial statements

                          Sage Life Investment Trust
                             Financial Highlights



The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                              Nasdaq-100 Index Fund                      All-Cap Growth Fund
                                                       ------------------------------------       ---------------------------------
                                                          Year Ended         Period Ended           Year Ended        Period Ended
                                                         December 31,        December 31,          December 31,       December 31,
                                                             2001              2000 (1)                2001             2000 (1)
                                                       ================    ================       ===============    ==============
Net Asset Value, Beginning of Period                      $  6.54              $ 10.00                 $  7.86          $ 10.00
                                                       ----------------    ----------------       ---------------    --------------
Operations:
    Net investment loss                                     (0.01)               (0.02)                  (0.02)           (0.01)
    Net realized and unrealized loss on
    investments                                             (2.14)               (3.44)                  (1.26)           (2.13)
                                                       ----------------    ----------------       ---------------    --------------
    Total from Investment Operations                        (2.15)               (3.46)                  (1.28)           (2.14)
                                                       ----------------    ----------------       ---------------    --------------

Distributions to Shareholders:
    Dividends from net investment income                        -                    -                       -                -
    Distributions from net realized gain on
    investments                                                 -                    -                       -                -
                                                       ----------------    ----------------       ---------------    --------------
    Total Distributions                                         -                    -                       -                -
                                                       ----------------    ----------------       ---------------    --------------

Net Asset Value, End of Period                            $  4.39              $  6.54                 $  6.58          $  7.86
                                                       ================    ================       ===============    ==============

Total Return**                                             (32.87%)             (34.60%)                (16.30%)         (21.40%)

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands)              $ 1,386              $   696                 $ 1,219          $   811
    Ratio of Net Investment Income to
    Average Net Assets
       Before waiver/reimbursement of
       investment advisory fees                             (1.31%)              (0.82%)*                (1.09%)          (0.51%) *
       After waiver/reimbursement of
       investment advisory fees                             (0.75%)              (0.72%)*                (0.41%)          (0.28%) *
    Ratio of Expenses to Average Net Assets
       Before waiver/reimbursement of
       investment advisory fees                              1.41%                0.95% *                 1.78%            1.33% *
       After waiver/reimbursement of
       investment advisory fees                              0.85%                0.85% *                 1.10%            1.10% *
    Portfolio Turnover                                         30%                  12%                     64%              90%

(1)  Commenced operations on September 18, 2000.
     *   Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                       See notes to financial statements

1.    Summary of Significant Accounting Policies

The Sage Life Investment Trust (the "Trust") was organized as a Delaware business trust on January 9, 1998 and is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The Trust is a "series type" which issues separate series of shares, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of four series: S&P 500 Equity Index Fund ("S&P 500 Fund"), Nasdaq-100 Index Fund ("Nasdaq-100 Fund" and together with the S&P 500 Fund, the "Index Funds"), All-Cap Growth Fund ("All-Cap Fund" and together with the Index Funds, the "Equity Funds"), and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The S&P 500 Fund and the Money Market Fund commenced investment operations on February 19, 1999. The Nasdaq-100 Fund and All-Cap Fund commenced investment operations on September 18, 2000. Shares of the Funds are available to separate accounts funding certain variable annuity and variable life insurance contracts issued by various insurance companies and to various pension and profit-sharing plans.

The S&P 500 Fund seeks to replicate as closely as possible the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("the Index") before the deduction of fund expenses. The Fund generally intends to allocate its investments among common stocks in approximately the same proportions as they are represented in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index.

The Nasdaq-100 Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100(R) Index before deduction of fund expenses. The Fund generally intends to allocate its investments among common stocks in approximately the same proportions as they are represented in the Nasdaq-100.

The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, market analysis and investment judgment. Instead, the Index Funds utilize a "passive" or "indexing" investment approach and attempt to replicate the investment performance of their respective indexes through statistical procedures.

The All-Cap Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams and high profit margins.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. The Fund also intends to maintain a share price of $1.00. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements.
The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Valuation: The Equity Fund's investments, which are traded on recognized domestic or foreign exchanges or for which price quotations are available, are valued each business day on the basis of market valuations furnished by an independent pricing service approved by the Board of Trustees. Securities are valued based on the closing price of the security traded on that exchange. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61/st/ day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

The Money Market Fund's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Foreign currency: The Equity Funds may enter into foreign currency contracts. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Futures Contracts: The Equity Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Index Funds' investments in financial futures contracts are designed to closely replicate the benchmark index used by the Funds. Risks arise from possible illiquidity of the futures market and from movements in security values. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options: The Equity Funds may also purchase and write call and put options on financial index futures contracts. When a Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

Federal Income Taxes: Each Fund is a separate entity for federal income tax purposes. No provisions for federal income taxes have been made since each Fund has complied and intends to continue to comply with provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

--------------------------------------------------------------------------------

    Distributions paid from:      Ordinary Income    Net long term capital gains
    ------------------------      ---------------    ---------------------------
     Fund                         2000        2001        2000        2001
     ----                         ----        ----        ----        ----

   S&P 500 Equity Index Fund    $ 56,949    $ 42,996    $135,047    $42,482
   Money Market Fund             131,141     178,788           -          -

--------------------------------------------------------------------------------

At December 31, 2001, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from wash sales, reclassification of net operating losses, and REIT dividends and REIT return of capital adjustments. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

                                    Undistributed Net            Undistributed Net          Paid In
 Fund                            Investment Income/(Loss)       Realized Gain/(Loss)        Capital
 ----                            ------------------------       --------------------        -------
S&P 500 Equity Index Fund                 $  (52)                     $    52               $     -
Nasdaq-100 Index Fund                      5,843                            -                (5,843)
All-Cap Growth Fund                        3,680                            -                (3,680)

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows:

                                Undistributed            Undistributed              Unrealized
Fund                            Ordinary Income     Long-term Capital Losses      (depreciation)
----                            ---------------     ------------------------      --------------
S&P 500 Equity Index Fund            $ -                  $ (13,156)               $(409,971)
Money Market Fund                      4                       (150)                       -
Nasdaq-100 Index Fund                  -                    (81,382)                (509,460)
All-Cap Growth Fund                    -                   (246,436)                 (90,280)

Capital Loss Carryforwards: At December 31, 2001, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                            Expiration December 31, 2008          Expiration December 31, 2009
                            ----------------------------          ----------------------------
Money Market Fund                      $     4                               $     146
Nasdaq-100 Index Fund                    3,348                                  20,657
All-Cap Growth Fund                     43,022                                 203,247

Post-October Losses: For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post-October capital losses as follows:


Fund                               Post-October loss
----                               -----------------

S&P 500 Equity Index Fund              $13,156
Nasdaq-100 Index Fund                   57,377
All-Cap Growth Fund                        167

Securities Transactions and Investment Income: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Fund identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

Repurchase Agreements: The Funds may enter into repurchase agreements with a bank, broker-dealer, or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of collateral may be subject to certain costs, losses, or delays.

Dividends and Distributions to Shareholders: Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Equity Funds distribute capital gains and income dividends at least annually and the Money Market Fund declares income dividends daily and pays them monthly. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in that respective Fund.

Income dividends and capital gain distributions of the Funds are determined in accordance with income tax regulations which may differ from accounting principals generally accepted in the United States. This may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Permanent differences in recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Risks Associated with Foreign Securities: The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in these countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.

Adverse political, economic, or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing, and recordkeeping requirements.

2. Investment Advisory Fees and Other Transactions With Affiliates

Sage Advisors, Inc. ("Sage"), a wholly-owned subsidiary of Sage Insurance Group, Inc., is the investment manager of the Funds. In connection with its role as investment manager of the Funds, Sage pays all the Fund's expenses, except brokerage fees, expenses of the non-interested Trustees (including Fund counsel fees), audit fees, insurance fees, and extraordinary expenses. As compensation for services rendered, the Funds pay Sage a monthly fee based on a percentage of the average daily net assets of each Fund at the following annual rates: S&P 500 Fund - 0.55%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%; Money Market Fund - 0.65%. During the year ended December 31, 2001, Sage voluntarily waived its fees by the percentages that follow: S&P 500 Fund - 0.17%; Nasdaq-100 Fund - 0.05%; All-Cap Fund - 0.11%; Money Market Fund - 0.17%.

Sage has contractually agreed to limit the expenses of the Funds until May 31, 2002. With this limitation the Fund's total expenses are limited to : S&P 500 Fund - 0.55%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%; Money Market Fund - 0.65%. During the year ended December 31, 2001, Sage reimbursed the Funds by the following amounts: S&P 500 Fund - $37,907; Nasdaq-100 Fund - $4,386; All-Cap Fund - $6,054; Money Market Fund - $37,017.

Sage has retained the services of SSgA Funds Management to serve as the investment adviser to the Index Funds, Eagle Asset Management to serve as adviser to the All-Cap Fund, and Conning Asset Management Company to serve as the investment adviser to the Money Market Fund. These three entities together are the "Sub-Advisers." As compensation for the Sub-Adviser's services and the related expenses they incur with respect to each Fund, Sage pays the applicable Sub-Adviser a monthly fee monthly (quarterly with respect to the Money Market
Fund) based on a percentage of the average daily net assets of the Funds as follows:

   S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000.

   Nasdaq-100 Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management.

   All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

   Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended December 31, 2001 were as follows:

                                      Purchases         Sales
                                      -----------------------
S&P 500 Fund .......................  $4,352,816     $421,207
Nasdaq-100 Fund.....................   1,178,153      236,897
All-Cap Fund........................   1,041,011      531,143

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Sage Life Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Sage Life Investment Trust (comprising, respectively, the S&P 500 Equity Index Fund, NASDAQ 100 Index Fund, All-Cap Growth Fund, and Money Market Fund) (the "Funds") as of December 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds constituting The Sage Life Investment Trust at December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 8, 2002

                          Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-877-835-7243.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
Name, Date of Birth (DOB),  Term of Office                                       Fund Complex       Other Trusteeships/
Address and                 and Length of        Principal Occupation(s)         Overseen by           Directorships
Position(s) with Trust/1/   Time Served/2/         During Past 5 Years             Trustee            Held by Trustee
-------------------------   --------------         -------------------             -------            ---------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Rosemary L. Hendrickson       Since 1998     Retired; Formerly Executive Vice         Four                   None
DOB - 12/38                                  President, Independent Financial
Trustee                                      Marketing Group, Inc., financial
                                             services company (January 1989 -
                                             April 1998).
------------------------------------------------------------------------------------------------------------------------------------

Geoffrey A. Thompson          Since  1998    Retired; Formerly Principal,             Four     Director, Guardian Trust Company;
DOB - 10/40                                  Kohlberg & Co., investment                        Director/Chairman, The Credit Store;
Trustee                                      management company (November                      Director/Vice Chairman, American
                                             1996 - April 1999); Partner,                      Federation for Aging Research;
                                             Norman Broadbent, executive                       Director/Chairman, The Near East
                                             recruiting firm (May 1995 -                       Foundation; Trustee, Madison Avenue
                                             February 1996).                                   Presbyterian Church
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Robin I. Marsden/3/           Since 1997     Director (since January 1997),           Four                   None
DOB - 10/65                                  President and CEO (since February                               ----
Trustee/President                            1998), Sage Insurance Group, Inc.,
                                             financial services holding company;
                                             Director (since January 1997),
                                             President and CEO (since February
                                             1998), Sage Life Assurance of
                                             America, Inc., insurance company;
                                             Director, President and CEO, Sage
                                             Advisors, Inc., investment adviser
                                             (January 1998 - present); Director
                                             (since November 1996), Chief
                                             Financial Officer and Chief
                                             Investment Officer, Sage Life
                                             Holdings Limited, financial services
                                             holding company (November 1994 -
                                             January 1998).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Jeffrey Gordon                Since 2001     Chief Financial Officer, Sage                                   N/A
DOB - 03/62                                  Insurance Group (October 2000 -          N/A
300 Atlantic Street,                         Present); Corporate Controller,
Suite 302                                    Frontier Insurance Group (January
Stamford, CT 06901                           1999 - October 2000); Senior
Vice President/Assistant                     Manager, Ernst & Young LLP
Treasurer                                    (January 1988 - January 1999).
------------------------------------------------------------------------------------------------------------------------------------

Mitchell R. Katcher,          Since 1997     Senior Executive Vice President,
DOB - 08/53                                  Sage Investment Group, Inc.,
300 Atlantic Street,                         financial services holding company       N/A
Suite 302                                    (December 1997 - present);                                      N/A
                                             Director, Chief Actuary and CFO,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
Name, Date of Birth (DOB),  Term of Office                                       Fund Complex       Other Trusteeships/
Address and                 and Length of        Principal Occupation(s)         Overseen by           Directorships
Position(s) with Trust/1/   Time Served/2/         During Past 5 Years             Trustee            Held by Trustee
-------------------------   --------------         -------------------             -------            ---------------
-----------------------------------------------------------------------------------------------------------------------------------
Stamford, CT 06901                           Sage Life Assurance of America,
Vice President                               Inc. insurance company (February
                                             1997 - present); Director,
                                             Treasurer and CFO, Sage Advisors,
                                             Inc. (January 1998 - present);
                                             Executive Vice President, Golden
                                             American, life insurance company
                                             (July 1993 - February 1997).
------------------------------------------------------------------------------------------------------------------------------------

Jack Jafolla                 Since 2001      Manager II of Fund Accounting            N/A
DOB - 02/70                                  and Administration, PFPC Inc., a                                N/A
3200 Horizon Drive                           Financial Services Company
King of Prussia, PA 19406                    (March 1996 to present)
Treasurer
------------------------------------------------------------------------------------------------------------------------------------

Mary Jane Maloney            Since 2001      Vice President of Regulatory             N/A
DOB - 06/58                                  Administration at PFPC Inc. since                               N/A
3200 Horizon Drive                           1997. Compliance Officer, SEI
King of Prussia, PA 19406                    Investments Company (May 1992-
Secretary                                    September 1997).
------------------------------------------------------------------------------------------------------------------------------------

/1/ If necessary, each Trustee may be contacted by writing to the Trust, c/o
    Sage Life Assurance of America, 300 Atlantic Street, Suite 300, Stamford, CT 06901.

/2/ Each Trustee shall serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified. The Chairman of the Board, the President, the Treasurer, and the Secretary shall hold office until their respective successors are chosen and qualified, or in each case he or she sooner dies, resigns, is removed, or becomes disqualified.

/3/ Mr. Marsden is an "interested person" of the Trust by reason of his positions with the Advisor.


Tax Information (Unaudited)

Dividends Received Deduction: Of the ordinary income (including short-term capital gain) distributions made by the S&P 500 Fund during the fiscal year ended December 31, 2001, 100% qualify for the dividend received deduction available to corporate shareholders.

Long - Term Designations: During the fiscal year ended December 31, 2001, the S&P 500 Fund made a distribution from long term capital gains of $42,483.